As filed with the Securities and Exchange Commission on February 12, 1999

                                             1933 Act Registration No. 333-35587


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2

                                    FORM S-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                              (Exact Name of Trust)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)


                               Name and Address of
                               Agent for Service:
                            Kenneth W. Reitz, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-1008
                      Internet: ken.reitz@mutualofomaha.com


                 Flexible Premium Variable Life Insurance Policy
        (Title, amount, and proposed maximum offering price of securities being registered)


It is proposed that this filing will become effective (check appropriate box):

    [ ]  immediately  upon  filing  pursuant  to  paragraph  (b)
    [ ]  on  pursuant to paragraph (b)
    [ ]  60 days after filing  pursuant to paragraph  (a)(i)
    [x]  on the 80th day after filing pursuant to paragraph (a)(i)

    If appropriate, check the following box:
    [ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                     -------

                   UNITED OF OMAHA SEPARATE ACCOUNT B

                   Registration Statement on Form S-6
                          Cross-Reference Sheet


 Form N-8B-2
 Item No.        Caption in Prospectus
-------------    --------------------------
 1               Cover Page
 2               Cover Page
 3               Inapplicable
 4               Policy Distributions
 5               About Us
 6               Variable Investment Options
 9               Inapplicable
 10(a)           Policy Application and Issuance
 10(b)           Policy Distributions
 10(c), (d), (e) Policy Distributions; Lapse and Grace Period; Reinstatement 10(f), (g), (h) Voting Rights; Tax Matters
 10(i)           Important Policy Provisions
 11              Variable Investment Options
 12              Variable Investment Options; Policy Distributions
 13              Expenses; Tax Matters; Policy Distributions; Appendix A
 14              Policy Application and Issuance
 15              Policy Application and Issuance
 16              Variable Investment Options
 17              Captions referenced under Items 10(c), (d), (e) and (i) above
 18              Variable Investment Options
 19              Reports to You; Voting Rights; Policy Distributions
 20              Captions referenced under Items 6 and 10(g) above
 21              Policy Loans
 22              Inapplicable
 23              Policy Distributions
 24              Important Policy Provisions
 25              About Us
 26              Policy Distributions
 27              About Us
 28              Management
 29              About Us
 30              Inapplicable
 31              Inapplicable
 32              Inapplicable
 33              Inapplicable
 34              Inapplicable
 35              About Us
 36              Inapplicable
 37              Inapplicable
 38              Policy Distributions
 39              Policy Distributions
 40              Inapplicable
 41(a)           Policy Distributions
 42              Inapplicable
 43              Inapplicable
 44(a)           Variable Investment Options; Policy Application and Issuance
 44(b)           Expenses; Policy Distributions
 44(c)           Expenses
 45              Inapplicable

 46              Variable  Investment  Options;  Captions referenced under Items
                 10(c), (d), and (e) above
 47              Inapplicable
 48              About Us
 49              Inapplicable
 50              Variable Investment Options
 51              Cover Page, Summary,  Important Policy Provisions, Tax Matters,
                 Policy Distributions
 52              Tax Matters
 53              Tax Matters
 54              Inapplicable
 55              Inapplicable
 59              Financial Statements

United of Omaha
A Mutual on Omaha Company

                                                 PROSPECTUS: Dated _______, 1999

                                                             ULTRA VARIABLE LIFE
                                                     Individual Flexible Premium
                                        Variable Universal Life Insurance Policy

    The ULTRA VARIABLE LIFE (the "Policy") is offered by United of Omaha Life Insurance Company ("we, us, our, United of Omaha") to applicants age 90 and under. The Policy pays a Death Benefit upon the Insured's death and a Cash Surrender Value upon surrender of the Policy. The Policy provides insurance protection upon the Insured's life while providing the Policy Owner with flexibility to vary the amount and timing of premium payments and, within limits, to change the Death Benefits payable under the Policy.
    The Death Benefit may, and the Accumulation Value will, vary up or down to reflect the investment experience of amounts allocated to United of Omaha Separate Account B (the "Variable Account"). You bear the investment risk for all amounts so allocated; there is no guaranteed minimum Accumulation Value. The Policy continues in effect while the Accumulation Value is enough to pay the Monthly Deduction Amount or until the end of the Death Benefit guarantee period (assuming no Policy loans are taken), whichever is later.

    Minimum initial premium is an amount to purchase $100,000 of insurance coverage. The Policy provides premium flexibility so long as its value is enough for insurance coverage to remain in force.

                                                   Investment   options   offered   through  the  Policy
    The investment portfolios offered              include  25  variable  options  (where  you  have the
    through the Policy, while they may have        investment risk) from:
    the same or similar names of retail              Alger American Fund
    mutual funds, are not the same as those          Federated's Insurance Management Series
    funds.  By law, the Policy may not offer         Fidelity's VIP Fund and VIP Fund II
    those retail mutual funds, so it offers          MFS Variable Insurance Trust
    funds whose names and characteristics            Morgan Stanley Dean Witter Universal Funds
    may be similar to them but whose                 Pioneer Variable Contracts Trust
    performance is not necessarily related           Scudder Variable Life Investment Fund
    to the retail funds.  The portfolios are         T.Rowe Price Equity  Series,  Fixed Income Series
    described in separate prospectuses that              and International Series
    accompany this Prospectus.                     and 2 fixed options (where we have the investment
                                                   risk) from:
                                                     United of Omaha

    The variable investment options are not direct investments in mutual fund shares, but are purchases of Subaccount shares of the Variable Account, which in turn invests your premium in the investment options pursuant to your directions. While the Policy is in force, you may transfer Policy value among the investment options. Restrictions may apply, especially on transfers out of fixed options. You must be given copies of the prospectus for each variable investment option when or before you receive this Prospectus.
    Partial withdrawals and loans of the Policy's value may be taken from time to time, subject to certain restrictions. Any Policy loan, partial withdrawal or surrender may result in adverse tax consequences or penalties.

    It may not be to your advantage to replace existing life insurance with the Policy.

PLEASE  READ THIS  PROSPECTUS  CAREFULLY.        The  Policy is a  security.  Although  we  register
IT  PROVIDES  INFORMATION  YOU SHOULD            this  Prospectus  with the SEC,  the SEC does not pass
CONSIDER BEFORE PURCHASING A  POLICY.            upon  its  accuracy  or  adequacy,  nor  does  the SEC
KEEP  THIS  PROSPECTUS  FOR  FUTURE              approve or disapprove  the Policy.  You may access our
REFERENCE.  IT GENERALLY DESCRIBES               registration     on     the     SEC's     Web     site
ONLY THE POLICY AND VARIABLE INVESTMENT          (http://www.sec.gov),  or they can send you a copy for
OPTIONS,  EXCEPT WHEN THE FIXED OPTIONS          a fee. This  Prospectus  may only be used to offer the
ARE SPECIFICALLY MENTIONED.                      Policy where the Policy may  lawfully be sold.  No one
                                                 is authorized to give information or
make  representations  about the Policy that isn't in the Prospectus;  if anyone does so, you should not rely upon it as being accurate or adequate.

AN INTEREST IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

-----------------------------------------------------------
CONTENTS

                                                                       Page(s)
                                                                       --------

            DEFINITIONS                                                   3
            ---------------------------------------------------------- --------
            SUMMARY                                                      3-5
                Comparison to Other Policies and Investments
                How the Policy Operates
            ---------------------------------------------------------- --------
            ABOUT US                                                      6
            ---------------------------------------------------------- --------
            INVESTMENT OPTIONS                                          6-13
                Variable Investment Options
                Fixed Investment Options
                    Systematic Transfer Account
                    Fixed Account
                Transfers
                Dollar Cost Averaging
                STEP Program
                Asset Allocation Program
                Rebalancing
            ---------------------------------------------------------- --------
            IMPORTANT POLICY PROVISIONS                                 13-18
                Policy Application and
                   Issuance                    Telephone Transactions
                Accumulation Value             Reinstatement
                Lapse and Grace Period         Maturity Date
                Paid-Up Life                   Coverage Beyond
                   Insurance (optional)        Maturity
                Misstatement of Age or         Delay of Payments
                Sex                            Minor Owner or
                Suicide                           Beneficiary
                Incontestability
            ---------------------------------------------------------- --------

            EXPENSES                                                    18-21
                Deductions from Premium        Transfer Charge
                Monthly Deduction              Guaranteed Paid-Up
                   Cost of Insurance              Insurance Charge
                Charge                            (optional)
                   Risk Charge                 Surrender Charge
                   Administrative Charge          (with Waivers)
                   Cost of Riders              Series Fund Charges

            ---------------------------------------------------------- --------
                                                                       --------
            POLICY DISTRIBUTIONS                                        22-25
                Policy Loans
                Surrender                      Death Benefit
                Partial Withdrawals            Payment of Proceeds
            ---------------------------------------------------------- --------
            TAX MATTERS                                                 26-28
                Life Insurance                 Tax Treatment of
                  Qualification                Loans and Other
                                               Distributions
                                               Other
             ---------------------------------------------------------- --------
            MISCELLANEOUS                                               28-29
                Our Management                 Legal Proceedings
                Distribution of the            Independent Auditors
                Policies                       Reports to You
                Voting Rights                  Do You Have Questions?
                Year 2000 Issues
                State Regulation
            ------------------------------ --------------------------- --------

            ILLUSTRATIONS                                                30
            ---------------------------------------------------------- --------
            FINANCIAL STATEMENTS                                         42

-----------------------------------------------------------
DEFINITIONS

Accumulation Units are an accounting unit of measure used to calculate the Accumulation Value of the Variable Account.

Accumulation Value is the dollar value as of any Valuation Date of all amounts accumulated under the Policy.

Allocation Date is the first business day following the completion of the Right to Examine This Policy period or our approval of an additional premium payment.

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon the Insured's death.

Cash Surrender Value is the Accumulation Value at the end of the applicable Valuation Date, less any Policy loans, unpaid loan interest, and any applicable Surrender Charge.

Due Proof of Death is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

Fixed Account is an account consisting of general account assets of ours.

Net Amount at Risk means the death benefit less the Accumulation Value on the Monthly Deduction Date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge.

Owner is the person(s) who may exercise all rights and privileges under the Policy.

Payee is the person who receives payments under the Policy.

Policy Year/Month/Anniversary means respective anniversary dates from the Date of Issue.

Proceeds means the Death Benefit, Cash Surrender Value, or Proceeds payable upon the Maturity Date.

SEC is the Securities Exchange Commission, the federal governmental agency regulating securities.

Series Funds are diversified, open-end investment management companies in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified portfolio of one of the Series Funds.

Telephone Transaction are transactions you may make by telephone based upon prior Written Notice authorization.

Us, We, Our is United of Omaha Life Insurance Company. All communication to us regarding your Policy should be sent to United of Omaha, Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone: 1-800-238-9354.

Valuation Date is each day that the New York Stock Exchange is open for trading.

Variable Account -- United of Omaha Separate Account B, a separate account maintained by us in which a portion of our assets has been allocated for the Policy and certain other policies.

Written Notice or Request -- Written notice, signed by you, that gives us the information we require and is received at United of Omaha Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430.


-----------------------------------------------------------
SUMMARY

o   COMPARISON TO OTHER POLICIES AND INVESTMENTS

    The Policy offered by this prospectus is designed to provide life insurance coverage for the Insured. It is not offered primarily as an investment.
    Compared to other life insurance policies In many respects the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy provides the Policy Owner with the flexibility to vary the amount and timing of premium payments and, within limits, to change the Death Benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may, and the cash value ("Accumulation Value") will always, vary to reflect the investment experience of the selected variable investment options.

    Compared to mutual funds. The Policy is designed to provide insurance protection. Although the underlying investment portfolios to which Accumulation Value may be allocated invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policy differs from mutual fund investments. The main differences are:

o The Policy provides a death benefit based on our assumption of an actuarially calculated risk.
o If the Policy Accumulation Value is not enough to pay a Monthly Deduction Amount and additional premium is not paid, the Policy will lapse with no value unless premium is paid, subject to the No-Lapse Period provision.
o We, not you, own the investment portfolio's underlying series fund shares. You own interests in our Subaccounts that invest in series fund portfolios as directed by you.
o Premium paid is held in the Money Market subaccount until the Allocation Date. Only then is premium invested in other variable investment options you elected.
o Insurance-related charges not associated with mutual fund investments are deducted from values of the Policy.
o Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy.
o Transfers from one underlying series fund portfolio to another are accomplished without tax liability under current law.
o Dividends and capital gains distributed by the investment portfolio's underlying series funds are automatically reinvested.
o Premature withdrawals may be subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although such earnings are exempt from taxation if received as a death benefit or taxation is deferred until such earnings are distributed.
o Most states grant you a time period to review your policy and cancel it for a return of premium paid. The terms of this "right to examine" period varies by state, and is stated on the cover of your Policy.


o   HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

         ----------------------------------------------------------------
                                  POLICY FLOW CHART
         ----------------------------------------------------------------
                                     PREMIUM
         o Minimum initial premium required is a planned premium to maintain the initial Specified Amount of coverage until the next planned premium is due.
         o Additional premium may be required to maintain the minimum required Specified Amount.
         o   Payments in addition  to planned  premiums  may be made,
             within limits.
         ----------------------------------------------------------------

        ------------------------------------------------------------------
                      DEDUCTIONS  BEFORE  ALLOCATING  PREMIUM
                       Premium  Charges per premium payment:
                        o   3.75% for state and federal tax expenses.
                        o   $2 for premium processing expenses.
        ------------------------------------------------------------------

 -------------------------------------------------------------------------------
                              INVESTMENT OF PREMIUM
        o You direct the allocation of the initial and any additional premium among 25 Subaccounts of the Variable Account, the Fixed Account and the Systematic Transfer Account. The Subaccounts invest in corresponding Series Funds.
 -------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
   o Monthly Deduction on the Monthly Deduction Date from Accumulation Value (annual rate calculated as a percentage of Accumulation Value) for:
         o 0.70% for mortality and expense risk charge duirng Policy Years 1 - 10; 0.55% after Policy Year 10.
                    o $7 administrative charge.
         o A Cost of Insurance  charge  multiplied  by the Net Amount at Risk.
         o Rider Charges
   o $10 transfer fee (first 12 transfers per Policy free).
   o Investment advisory fees and fund expenses are deducted from the assets of each Fund.
   -----------------------------------------------------------------------------



      --------------------------------------------------------------------------
                               ACCUMULATION VALUE
      Accumulation Value is equal to the initial and any additional  premium, as adjusted each day the New York Stock Exchange is open to reflect Subaccounts' investment experience, charges deducted and other Policy transactions (such as transfers and partial withdrawals). o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value. The Policy may lapse, even if there is no Policy loan.
       o Accumulation Value can be transferred among the Subaccounts and the Fixed Account. Policy loans reduce the amount available for allocations and transfers.
       o Dollar cost averaging and asset rebalancing programs are available.
       o Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit.
      --------------------------------------------------------------------------



---------------------------------------------------------------- -----------------------------------------
               ACCUMULATION VALUE BENEFITS                                      DEATH BENEFIT
                                                                 o   Received income tax free to
o   After the first Policy Year (Date of Issue in Indiana),          Beneficiary.
   loans may be taken for amounts up to 100% of Cash Surrender   o   Available as lump sum or under a
   Value less interest to the end of the year less one monthly       variety of payment options.
   deduction at a net annual interest rate charge of 2%.         o   Two Death Benefit Options are
   Preferred loans are currently available beginning in the          available:
   10th year and later (with a net interest rate charge of 0%).  -   1) Greater of (a) current Specified
o  The  Policy may be  surrendered  in full at any time for its      Amount;  or (b) Accumulation  Value
   Cash Surrender Value, or part of the Accumulation  Value          plus Corridor  Amount;  or
   may be withdrawn  (after the first Policy year). A            -   2) Accumulation  Value plus greater
   surrender charge,  based upon age, sex, classes,  and             of (a) Specified Amount, or (b)
   the amount of  time you have had  your Policy,                    Corridor  Amount.
   may apply to any  surrender  or reduction in                  o  Flexibility  to  change  Death Benefit
   Specified  Amount  for the first 12  Policy                      Option and Specified Amount.
   years.  Federal taxes and tax penalties may also apply.       o  Rider benefits are available.
o  Fixed and variable payment options are available.

                                                                 Proceeds paid are reduced by
                                                                 any Policy loan balance and unpaid loan
                                                                 interest.
---------------------------------------------------------------- -----------------------------------------

In the ILLUSTRATIONS section of this prospectus are illustration tables demonstrating how the Policy operates given the Policy's expenses and several assumed rates of return. These tables may assist in comparing the Policy's Death Benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies. Please review these tables to better understand the effect of expenses upon the Policy. You may also ask us to provide a comparable illustration based upon specific factors you provide.

                FOR MORE DETAILED INFORMATION ABOUT THE POLICY,
            PLEASE READ THE REST OF THIS PROSPECTUS AND THE POLICY.

-----------------------------------------------------------
ABOUT US

    We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provide life, health, disability, home and auto insurance, mutual funds, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, made popular through its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all States of the United States (except New York), and in the District of Columbia. As of December 31, 1997, United of Omaha had assets of over $9.2 billion.
    We may from time to time publish (in advertisements, sales literature and reports to Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability, and the ratings should not be considered as bearing on the investment performance of assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.

-----------------------------------------------------------
INVESTMENT OPTIONS

                    THE INVESTMENT RESULTS OF EACH INVESTMENT OPTION, WHOSE INVESTMENT OBJECTIVES ARE DESCRIBED BELOW, ARE LIKELY TO DIFFER SIGNIFICANTLY. YOU SHOULD CONSIDER CAREFULLY, AND ON A CONTINUING BASIS, WHICH PORTFOLIO OR COMBINATION OF INVESTMENT OPTIONS BEST SUITS YOU LONG-TERM INVESTMENT OBJECTIVES.

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your Policy premium to one or a combination of the variable investment options or the fixed investment options (allocations to the Systematic Transfer Account are limited to initial purchase payment and rollovers only). Allocations must be in whole percentages and total 100%.

o    VARIABLE INVESTMENT OPTIONS

                    THE SERIES FUND PORTFOLIOS, WHILE THEY MAY HAVE THE SAME OR SIMILAR NAMES OF RETAIL MUTUAL FUNDS, ARE NOT THE SAME AS THOSE FUNDS. BY LAW, THE POLICY CANNOT OFFER THOSE RETAIL MUTUAL FUNDS, SO IT OFFERS INVESTMENT PORTFOLIOS WHOSE NAMES AND CHARACTERISTICS MAY BE SIMILAR TO THEM BUT WHOSE PERFORMANCE IS NOT NECESSARILY RELATED TO THE RETAIL FUNDS.

                    FOR DETAILED INFORMATION ABOUT ANY PORTFOLIO, INCLUDING ITS PERFORMANCE HISTORY, REFER TO THE SERIES FUND PROSPECTUS FOR THAT PORTFOLIO.

        With the Policy's variable investment options, you bear the investment risk, not us. This means you, not we, control the amount of money you invest in each of the variable investment portfolios, and you, not we, bear the risk those portfolios will perform better or worse than you expect.
        The Variable Account, United of Omaha Separate Account B, provides you with variable investment options in the form of Series Fund portfolios to fund the benefits provided by your Policy. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Variable Account Subaccount corresponding to that portfolio, and the Subaccount in turn invests in the Series Fund portfolio in the amount of your allocation. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus.
    The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of other separate investment accounts or other business unrelated to the Variable Account. These assets are held by us for our variable life insurance policies. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. Because we do not manage the investments of the portfolios, we do not guarantee the Variable Account's performance. We are, however, responsible for meeting the obligations of the Policy to you.


------------------- ---------------------------------------------------------------- --------------------------------------------
                    Variable Investment Options
Asset               under United of Omaha Separate Account B                        Objective
Category*               (Series Fund-Portfolio)
                                                       Investments
------------------- ---------------------------------------------------------------- --------------------------------------------
                    MFS Variable Insurance Trust -
                    MFS Emerging Growth Portfolio (5)                                Long-term capital appreciation.

Aggressive
Growth
                                  Common   stocks  of  small  and   medium-sized
                                  companies  with  growth  potential.  May  make
                                  limited  investments  in lower  rated bonds or
                                  comparable unrated securities.

                    Alger American Fund -
                    Alger American Small Capitalization Portfolio (1)                Long-term capital appreciation

                                  Common  stocks of companies  with total market
                                  capitalization of less than $1 billion.
                                  Such securities may have limited marketability
                                  and be  subject  to  more  abrupt  or  erratic
                                  market   movements  than  the  general  equity
                                  market.
------------------- -------------------------------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                               Long-term capital appreciation
Real Estate         Pioneer Real Estate Growth Portfolio (8)                         with current income.

                                  Real  estate  investment  trusts  (REITs)  and
                                  other real estate industry companies.
------------------- -------------------------------------------------------------------------------------------------------------
                    T. Rowe Price International Series, Inc. -
                    T. Rowe Price International Stock Portfolio (10)                 Long-term capital appreciation.
International
                                  Common stock of foreign companies.

                    Scudder Variable Life Investment Fund -
                    Scudder VLIF International Portfolio (9)                         Long-term capital appreciation.

                                  Common stock of foreign companies, diversified among several countries and industries.

                    Scudder  Variable Life Investment  Fund -                        Long-term  capital appreciation
                    Scudder VLIF Global  Discovery  Portfolio  (9)                     with current income.

                                  Common  stocks of small  foreign and  domestic
                                  companies,  including  to a limited  extent in
                                  lower  rated  bonds  or   comparable   unrated
                                  securities.

                    Morgan Stanley Universal Funds, Inc. -
                    Morgan Stanley Emerging Markets Equity Portfolio (6)             Long-term capital appreciation.

                                  Securities  of  "emerging"  foreign  countries
                                  (countries   whose  economies  are  developing
                                  strongly and where equity markets are becoming
                                  sophisticated).  Such  investments  may not be
                                  feasible or may involve unacceptable political
                                  risks  in  some  countries,  and  may  involve
                                  greater risk than securities in more developed
                                  countries and markets.
------------------- -------------------------------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                                   High current income
Bond -              MFS High Income Portfolio (5)                                    and capital appreciation.
High Yield
                                  Diversified bond portfolio,  some of which may
                                  involve equity features, including lower-rated
                                  bonds or comparable unrated securities.
------------------- -------------------------------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -
                    T. Rowe Price New American Growth Portfolio (11)                 Long-term capital appreciation.
                                Common  stocks  of  companies  in the  service
                                sector of the economy.

                    MFS Variable Insurance Trust -
                    MFS Research Portfolio (5)
------------------- ---------------------------------------------------------------- --------------------------------------------

                                                                                     Long-term capital appreciation.

                                  Common stocks or securities convertible into common stocks of companies expected to possess better than average prospects for long-term growth. May invest to a limited extent in lower-rated securities or comparable unrated securities.

                    Fidelity Variable Insurance Products Fund II -
                    Fidelity VIP II Contrafund Portfolio (3)                         Long-term capital appreciation.

                                  Securities of companies, foreign and domestic,
                                  that are currently  undervalued,  unpopular or
                                  overlooked,    but   analysts   believe   show
                                  potential  for growth.  May use  techniques to
                                  hedge risk.

                    Alger American Fund -
                    Alger American Growth Portfolio (1)                              Long-term capital appreciation.

                                  Common stocks of companies with total market capitalization of $1 billion or more.

                    Pioneer Variable Contracts Trust -
                    Pioneer Capital Growth Portfolio (8)                             Long-term capital appreciation.

                                  Securities of companies, foreign and domestic,
                                  that are currently  undervalued,  unpopular or
                                  overlooked,    but   analysts   believe   show
                                  potential for growth.

                                      7

                    MFS Variable Insurance Trust -
                    MFS Value Series Portfolio (5)                                   Long-term capital appreciation.

                                  Common   stocks  of   foreign   and   domestic
                                  companies.  May make  limited  investments  in
                                  lower  rated  bonds  or   comparable   unrated
                                  securities.
------------------- -------------------------------------------------------------------------------------------------------------
                    Fidelity  Variable  Insurance  Products  Fund II -               Long-term capital appreciation
                    Fidelity VIP II Index 500 Portfolio (3)                           with current income.
Growth &
Income

                                  Common stocks of companies that comprise the Standard & Poor's 500 index.

                    Scudder  Variable Life Investment  Fund -                        Long-term  capital appreciation
                    Scudder VLIF Growth & Income Portfolio (9)                        with current income.

                                  Common and preferred  stocks,  and  securities
                                  convertible  into  common  stocks,   of  large
                                  established companies.
------------------- -------------------------------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -
                    T. Rowe Price Equity Income Portfolio (11)                       Dividend income and capital appreciation.
Equity
Income

                                  Common stocks of established companies that pay dividends.

                    Fidelity Variable  Insurance Products Fund -                     Dividend income and capital appreciation
                    Fidelity  VIP  Equity   Income Portfolio (3)                      surpassing the S&P 500 average.

                                  Securities  of   established   companies  that
                                  produce income and capital appreciation.
------------------- ---------------------------------------------------------------- --------------------------------------------

                    T. Rowe Price Equity Series, Inc. -     (11)
                    T. Rowe Price Personal Strategy Balanced Portfolio               Dividend income and capital appreciation.
Balanced
                                  Diversified  portfolio  of  stocks,  bond  and
                                  money  market  securities.  Bond  holdings are
                                  primarily  investment  grade,  but can include
                                  more volatile unrated bonds.

                    Fidelity Variable Insurance Products Fund II -
                    Fidelity VIP II Asset Manager  Growth  Portfolio  (3,4)          Long term capital appreciation.

                                  Diversified  portfolio of domestic and foreign
                                  stocks,  bonds, money market  securities,  and
                                  derivative transactions.
------------------- -------------------------------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                                   Capital appreciation and growth with
Bond -              MFS World Government Portfolio (5)                               moderate current income.
International
                                  Foreign and U.S. government bonds.

                    Insurance Management Series -
                    Federated Fund for U.S. Government Securities II Portfolio (2)   Current income.

------------------- ---------------------------------------------------------------- --------------------------------------------
Bond -
Domestic
                                  U.S. Government bonds.

                    T. Rowe Price Fixed Income Series, Inc. -                        High level of current income consistent
                    T. Rowe Price Limited Term Bond Portfolio (11)                   with modest price fluctuations.

                                  Short- and intermediate-term  investment grade
                                  debt securities.
------------------- -------------------------------------------------------------------------------------------------------------
                                                                                     Above average return from a diversified
                    Morgan Stanley Universal Funds, Inc. -                           portfolio of fixed income securities and
                    Morgan Stanley Fixed Income Portfolio (7)                        derivatives.

                                  Medium   to   high   quality    fixed   income
                                  investments of intermediate maturity.
------------------- -------------------------------------------------------------------------------------------------------------
                    Insurance Management Series -                                    Current income consistent with the
Money Market        Federated Prime Money Fund II Portfolio (2)                      stability of principal.

                                  Money market instruments maturing in 13 months or less.  This portfolio is not insured by the
                                  U.S. government, and there is no guarantee it will be able to maintain a stable net asset value per share.
------------------- -------------------------------------------------------------------------------------------------------------

Investment Advisers and Subadvisers of the Series Funds:
    (1) Fred Alger Management, Inc.
    (2) Federated Advisors.
    (3) Fidelity Management & Research Company.
    (4) Fidelity Investment Management and Research (U.K.) Inc., and Fidelity Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
    (5) Massachusetts Financial Services Company.
    (6) Morgan Stanley Dean Witter Asset Management, Inc.
    (7) Miller Anderson & Sherrerd, LLP.
    (8) Pioneer Investment Management.
    (9) Scudder Kemper Investments, Inc.
    (10)Rowe Price-Fleming International, Inc., a joint venture between
        T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.
    (11)T. Rowe Price Associates, Inc.

                    WE DO NOT ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES, A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS, AND EACH PORTFOLIO'S FEES AND EXPENSES, IS CONTAINED IN THE PROSPECTUSES FOR THE SERIES FUNDS, CURRENT COPIES OF WHICH ACCOMPANY THIS PROSPECTUS. NONE OF THESE PORTFOLIOS IS INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

(*) Asset Category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure any portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE SERIES FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY PORTFOLIO OF THE VARIABLE ACCOUNT.

o   Adding, Deleting, or Substituting Variable Investments
    We do not control the Series Funds, so cannot guarantee that any of the portfolios will always be available. We retain the right to change the Variable Account and its investments. This means we may eliminate the shares of any portfolio held in our Variable Account and to substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive the SEC's and necessary State approval before making such a change.
    New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount allocated to the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Money Market Portfolio.
    If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer Policy assets of the Variable Account to other accounts.

o   FIXED INVESTMENT OPTIONS

    With fixed investment options, we bear the investment risk, unlike variable investment options where you bear that risk. This means that we will guarantee you will earn a minimum interest rate of at least 4.0% (0% in Maryland), and each year may declare a higher current interest rate that we guarantee for at least one year. We have full control over how assets allocated to fixed investment options are invested, and we bear the risk those assets will perform better or worse than the amount of interest we guarantee to pay you. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For details regarding the fixed investment options, see the Policy.

                    PREMIUM ALLOCATED TO THE SYSTEMATIC TRANSFER ACCOUNT AND PREMIUM ALLOCATED AND AMOUNTS TRANSFERRED TO THE FIXED ACCOUNT BECAME PART OF THE GENERAL ACCOUNT ASSETS OF UNITED OF OMAHA. INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN
                    REGISTERED WITH THE SEC AND ARE NOT SUBJECT TO THE SEC'S REGULATION, NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY WITH THE SEC. THEREFORE, SEC STAFF HAVE NOT REVIEWED THE FIXED ACCOUNT DISCLOSURES IN THIS PROSPECTUS.

o   Systematic Transfer Account (not available in all States)
    The Systematic Transfer Account is the fixed account option used if you elect at the time of application to participate in the Systematic Transfer Enrollment Program ("STEP program"). The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose at the time of application. The allocation and the predetermined dollar amount may not be changed. You must make a minimum allocation of $5,000 to the Systematic Transfer Account in order to participate in the STEP program. No additional funds (other than funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 transfer) may be allocated to the Systematic Transfer Account after the date of policy issue.

o   Fixed Account and Systematic Transfer Account
    The Fixed Account and the Systematic Transfer Account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premium to the Fixed Account or transfer amounts from the Variable Account to the Fixed Account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the Fixed Account. We have sole discretion to invest the assets of our general account, including the Fixed Account, subject to applicable law.
    We guarantee that money invested in the Fixed Account and the Systematic Transfer Account will earn an effective rate of at least 4.0% per year (0% in Maryland), and may earn more than that. (After the expense charge is applied, the net effective rate is 3.3% for Policy years 1-10, and 3.45% for Policy years 11 and subsequent (-0.7% and -0.55% respectively in Maryland.) Different amounts of interest may be credited to the Systematic Transfer Account and the Fixed Account. ONE TRANSFER OUT OF THE FIXED ACCOUNT IS ALLOWED EACH POLICY YEAR. (This limit does not apply under the Dollar Cost Averaging or Asset Allocation programs). The maximum amount that can be transferred out of the Fixed Account during any Policy Year is 10% of Fixed Account value on the date of the transfer. No charge is imposed on such transfers. Funds allocated to the Systematic Transfer Account must be completely transferred to the Variable Account or the Fixed Account within 12 months of deposit. Such transfers from the Systematic Transfer Account do not count toward the 12 free transfers between Variable Account Subaccounts or to the Fixed Account allowed each Policy year. You may not transfer funds to the Systematic Transfer Account. We reserve the right to modify transfer privileges at any time. Partial withdrawals from the Fixed Account are limited to a pro rata amount (with withdrawals from the Variable Account). Withdrawals and transfers from the Fixed Account and the Systematic Transfer Account may be delayed for up to six months, and withdrawals may be subject to a Withdrawal Charge. For purposes of crediting interest, the most recent payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next most recent payment plus interest is considered to be transferred out next, and so on (a "last-in, first-out" procedure).

 WE HAVE SOLE DISCRETION TO SET CURRENT INTEREST RATES OF FIXED INVESTMENT OPTIONS. THE INTEREST RATE CREDITED TO EACH DEPOSIT INTO THE SYSTEMATIC TRANSFER ACCOUNT IS FIXED ON THE DATE OF EACH DEPOSIT. WE DO NOT GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES OF FIXED INVESTMENT OPTIONS, EXCEPT THAT THEY WILL NOT BE LESS THAN AN EFFECTIVE RATE OF 4.5% (0% IN MD) PER YEAR COMPOUNDED ANNUALLY.

    We guarantee that, upon Death or the Policy Maturity Date, the amount in your Fixed Account or Systematic Transfer Account will be not be less than the amount of Premium allocated or Accumulation Value transferred to the Fixed Account or Systematic Transfer Account, plus interest at an effective rate of 4.0% per year (0% in Maryland), plus excess interest credited to amounts in the Fixed Account or Systematic Transfer Account, less that part of the Monthly Deduction allocable to the Fixed Account or Systematic Transfer Account and less amounts deducted from the Fixed Account or Systematic Transfer Account in connection with partial withdrawals (including any Surrender Charges) or transfers to the Variable Account.

o   TRANSFERS

    The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Owners by having a detrimental effect on portfolio management. After the Right to Examine Your Policy period and prior to the Policy Maturity Date, you may transfer Policy value from one Subaccount to another, from the Variable Account to the Fixed Account, or from the Fixed Account to any Subaccount, as often as you like, subject to these rules:

    Our Rules:
o We must receive notice of the transfer - either Written Notice or an authorized Telephone Transaction.
o The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
o We reserve the right to limit transfers from the Variable Account to the Fixed Account of amounts previously transferred from the Fixed Account.
o The first 12 transfers from Variable Account Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred.
o    A transfer from the Fixed  Account:
     -   currently may be made only once each Policy Year;
     -   is free;
     -   does not count toward the 12 free transfer limit; and
     - is limited during any Policy Year to 10% of the Fixed Account value on the date of the transfer.
o We reserve the right to limit transfers, or to modify transfer privileges, for any permissible reason.
o If the Accumulation Value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Money Market Subaccount.

o Transfers made pursuant to participation in the Dollar Cost Averaging, Asset Allocation or Rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a Transfer fee. See sections describing those programs for the rules of each program.

    Third-party Transfers. Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. We can suspend or cancel our acceptance any time upon notice to you. An example of a reason might be if the third party is practicing "market timing." We can also limit the availability of Subaccounts and the Fixed Account for transfers by the third party, upon notice to you. We would not impose such restrictions where we have Written Notice that the third party has been duly appointed by a court or by you to act on your behalf for all your financial affairs.

o   DOLLAR COST AVERAGING

    Our Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set amount or percentage from one Subaccount or the Fixed Account to any Subaccount(s). You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the Dollar Cost Averaging program are:

 Our Rules:
o    The Dollar Cost Averaging program is free.
o We must receive notice of your election and any changed instruction - either Written Notice or an authorized Telephone Transaction.
o    Automatic  transfers  can  occur  monthly,  quarterly,   semi-annually,  or
     annually.
o Amount of each transfer must be at least $100, and must be $50 per Subaccount.
o If transfers are made from the Fixed Account, the maximum periodic transfer amount is 10% of that account's value at the time of the first Dollar Cost Averaging transfer. There is no maximum transfer amount requirement out of the Subaccounts of the Variable Account.
o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's free look (a/k/a "right to examine") period.
o You may specify that transfers will begin on the 1st through the 28th day (or, if not a Valuation Date, the next following Valuation Date) following the Policy's free look period. If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.
o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or the Fixed Account is less than $500.

                    DOLLAR COST AVERAGING AND THE STEP PROGRAM RESULT IN THE PURCHASE OF MORE ACCUMULATION UNITS WHEN THE ACCUMULATION UNIT VALUE IS LOW, AND FEWER UNITS WHEN THE ACCUMULATION UNIT VALUE IS HIGH, REDUCING THE AVERAGE COST PER UNIT AND HOPEFULLY THEREBY ACCUMULATING MORE UNITS. HOWEVER, THERE IS NO GUARANTEE THAT THE PROGRAM WILL RESULT IN HIGHER POLICY VALUE OR OTHERWISE BE SUCCESSFUL.

o    SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP program")

     The STEP program allows you to automatically transfer funds on a monthly basis from the Systematic Transfer Account to any other Policy investment option. It allows you to use a dollar cost averaging concept for your initial premium to move this payment from a fixed interest account into variable investment options within a 12 month period. If you want to move Policy funds from a fixed interest account into variable investment options over a longer time period using the same concept, then you should use the Dollar Cost Averaging program.

     Our Rules:

o    The STEP program is free.
o Can only be selected on the initial application. o Must be at least $5,000 in the Systematic Transfer Account to begin.
o Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the Systematic Transfer Account in equal payments within 12 months of deposit.
o    Transfers must be at least $50 per Subaccount.
o    Allocation and amount of each monthly transfer cannot be changed.
o No new premium (other than funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 transfer) may be allocated to this account after the Policy Issue Date.

o Upon receipt of funds by Section 1035 transfer, the 12 month period requirement is restarted and the minimum monthly transfer amount is recalculated
o Cannot begin before the end of the Policy's free look (a/k/a "right to examine") period.
o Transfers will begin on the 1st through the 28th day (or, if not a Valuation Date, the next following Valuation Date), as specified by you, following the free look period. If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.
o    No transfers may be made into the Systematic Transfer Account.
o All funds remaining in the Systematic Transfer Account on the date of the last monthly transfer date will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
o The STEP program ends the earlier of the date when all amounts in the Systematic Transfer Account have been transferred or the date of the last monthly STEP program transfer.

o    ASSET ALLOCATION PROGRAM

    The Asset Allocation program allows you to allocate premium and Policy value among the variable investment options and the Fixed Account. You can specify your own desired allocation instructions, or you can choose to use one of the five Asset Allocation Models outlined below.

    Our Rules:
o   The Asset Allocation program is free.
o You must request the Asset Allocation program and give us your allocation instructions by Written Notice. Changed instructions, or a request to end this program must also be by Written Notice.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.

                             ASSET ALLOCATION MODES
                                   ALLOCATIONS

    Portfolio                       Principal      Portfolio      Income      Capital        Equity
 (listed aggressive                 Conserver       Protector     Builder     Accumulator   Maximizer
  to conservative)                (conservative)  (moderately    (moderate)  (moderately   (aggressive)
                                                   conservative)             aggressive)
                                      %              %              %            %            %
--------------------------------- -------------   ------------- ----------- -------------- ------------
Alger American Small Capitalization                     3            5            12            18
Pioneer Real Estate Growth                                           4             5             6
T.Rowe Price International                6             15                        27            31
Scudder International                                                19
MFS High Income                           4             5            5
T.Rowe Price New American Growth                                                                 6
MFS Capital Opportunities                 3             8            12           16            10
Fidelity VIP II Index 500                 5             10           10           13            13
T.Rowe Price Equity Income                              10                        15
Fidelity VIP Equity Income                8                          15                         16
MFS Global Government                     4             5            5
T.Rowe Price Limited-Term Bond            43            31           20           12
MSDW Fixed Income Bond                    3
Federated Prime Money Fund II             24            13           5
--------------------------------------------------------------------------------------------------------
* We retain the right to change  allocation  model  allocations or to substitute portfolio options therein in future updated  prospectuses.  Amounts you allocate to a model  portfolio  will be invested  pursuant to the then current  portfolio allocations for that model.
--------------------------------------------------------------------------------------------------------

    We use Ibbotson Associates to develop the Asset Allocation Model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the Subaccount portfolios) to quantify the benefits of diversification for particular investment profiles.

o   REBALANCING PROGRAM

    The Rebalancing program allows you to rebalance your Policy Accumulation Value among the variable investment options and the Fixed Account pursuant to your initial allocation percentage instructions on a quarterly, semi-annual, or annual basis.

 Rebalancing utilizes your allocation instructions at the end of the STEP program period (so never rebalances any assets to the Systematic Transfer Account), or you may change your rebalancing allocation instructions at any time. Any change will not be effective until the next rebalancing occurs.

    Our Rules:
o    The Rebalancing program is free.
o You must request the Rebalancing program and give us your rebalancing instructions by Written Notice. Changed instructions, or a request to end this program must also be by Written Notice.
o You must have at least $10,000 of Policy Accumulation Value to begin the Rebalancing program.
o    You may have rebalancing occur quarterly, semi-annually or annually.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.

-----------------------------------------------------------
IMPORTANT POLICY PROVISIONS

    The Ultra Variable Life Policy is a Flexible Premium Variable Universal Life Insurance Policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest Policy Accumulation Value in variable or fixed investment options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under a death benefit Payout Option, or it lapses because its Cash Surrender Value is insufficient to continue to pay for the expenses to maintain its life insurance protection.

o    POLICY APPLICATION AND ISSUANCE

    To purchase a Policy, you must submit an application with the minimum annual premium and provide evidence of the proposed Insured's insurability. We will not issue a Policy if the Insured is older than age 90. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject an application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium to the Policy on the date the Policy is issued. Premium is allocated to the Money Market investment option until the end of the free look period, and only then to your selected variable investment allocations. If a Policy is not issued, we will return your premium. If we issue a Policy, it will be effective on the date of issue.

REPLACING AN EXISTING LIFE
INSURANCE POLICY IS NOT ALWAYS
YOUR BEST CHOICE.  EVALUATE ANY
REPLACEMENT CAREFULLY.

o Application in Good Order. All application questions must be answered, but particularly note these requirements:
-    Your full name, social security number, and date of birth must be included.
- Your premium allocations must be completed, be in whole percentages, and total 100%.
-    Initial premium must meet minimum initial premium requirements.
-    Your signature and your agent's signature must be on the application.
-    City, state, and date application was signed must be completed.
- You must provide all information required for us to underwrite your application, and we must accept your application after underwriting.

o Premium Payments. Your premium checks should be made payable to "United of Omaha Life Insurance Company" and sent to us. We may postpone crediting any payment made by check to your Policy until it has been honored by our and your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized Telephone Transaction. The change will apply to payments received on or after the date we receive your Notice or authorization.

    Initial Premium Payment:
- Enough to purchase $100,000 of insurance coverage, or a greater specified amount.

    Additional Premium Payments:
- Can only be made until the Insured's age 90 (except as may be required in a grace period).
- If a payment increases the specified amount of coverage, it is subject to the Insured's continued insurability and our underwriting requirements.

- Must be at least enough to maintain the specified amount of coverage you purchased.
- Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible.
- If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be added to the Accumulation Value.
- Are applied pursuant to your current investment allocation instructions, unless you give us different Written Notice instructions at the time you make an additional premium payment.
- We reserve the right to limit premiums or refund any values in order to qualify this Policy as life insurance under the Internal Revenue Code.

o   ACCUMULATION VALUE

    On the date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charges for tax and premium processing expenses. On any Monthly Deduction Date after the date of issue the Accumulation Value equals:

        (a) the total of the values in each Subaccount; plus
        (b) the accumulation value of the Fixed Account; plus
        (c) the accumulation value of the loan Account; less
        (d) the Monthly Deduction for the current month.

    The value for each Subaccount equals:

        (a) the current number of Accumulation Units; multiplied by
        (b) the current unit value.

    Each net premium allocated to the Variable Account is converted into Accumulation Units. This is done by dividing the net premium by the Accumulation Unit value for the Valuation Period during which the net premium is allocated to the Variable Account. The initial Accumulation Unit value for each Subaccount was set when the Subaccount was established. The unit value may increase or decrease from one Valuation Date to the next.

    The Accumulation Unit value for a Subaccount on any Valuation Date is calculated as follows:

        (a) the Net Asset Value Per Share of the Portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
        (b) the total number of Accumulation Units held in the Subaccount on the Valuation Date, before the purchase or redemption of any shares on that date.

    The Accumulation Value of the Fixed Account on any Monthly Deduction Date before deducting the Monthly Deduction equals:

        (a)    the value as of the last Monthly  Deduction  Date;  plus
        (b)    any net premiums  credited since the last Monthly Deduction Date;
               plus
        (c) any transfers from the Subaccounts to the Fixed Account since the last Monthly Deduction Date; plus
        (d) any transfers from the Loan Account to the Fixed Account since the last Monthly Deduction Date; less
        (e) any transfers from the Fixed Account to the Subaccounts since the last Monthly Deduction Date; less
        (f) any transfers from the Fixed Account to the Loan Account since the last Monthly Deduction Date; less
        (g) any partial withdrawals and surrender charge taken from the Fixed Account since the last Monthly Deduction Date; plus
        (h)    interest credited on the balance.

    The Cash Surrender Value is the Accumulation Value less any outstanding Policy loans and unpaid loan interest and less any applicable Surrender Charge.


o   LAPSE AND GRACE PERIOD

o   Lapse.
         No Policy Loan exists: The Policy will lapse if, on a Monthly Deduction Date, the Accumulation Value is not enough to cover the Monthly Deduction due (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.
         A Policy Loan exists: The Policy will lapse on any Monthly Deduction Date when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.
          A LAPSE OF THE POLICY MAY RESULT IN ADVERSE TAX CONSEQUENCES.

o   No-Lapse Guarantees.
    The Policy will not lapse for either a minimum or a lifetime No-Lapse Period, if you meet the monthly premium requirements and our rules, even if the cash surrender value is insufficient to pay the monthly deduction:

-    The policy can never have been reinstated;
- There can be no Additional Insured Term Insurance Rider covering the Insured attached to the Policy;
- For the minimum monthly no-lapse period, the minimum monthly premium requirement must be met. For the lifetime monthly no-lapse period, the lifetime monthly premium requirement must be met. The respective (minimum or lifetime) monthly premium requirement is met on any Monthly Deduction Date when the total premiums paid since the policy's date of issue, less any partial withdrawals accumulated at 4% interest and less any outstanding policy loan, equals or exceeds the respective monthly premium accumulated at 4% interest. (The minimum and lifetime monthly premium requirements and No-Lapse Periods are shown on the Policy's data pages.

o   (Optional) Guaranteed Paid-Up Life Insurance (where a Policy Loan exists)
    If you are age 75 or older and have had your policy for 15 years, you can exercise a Policy guarantee that your Policy will never lapse and will provide paid-up life insurance even though under usual circumstances the amount of Policy loan in relation to Accumulation Value and Specified Amount (the amount of insurance coverage) would cause the Policy to lapse. The cost of this guarantee is 3% of the Accumulation Value on the date you elect it. Additional requirements for this guarantee are:
- The Policy loan balance must equal 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
-    The Policy loan balance must exceed the Policy Specified Amount.
- Policy loans taken in the last 36 months must be less than 30% of the entire loan balance.
-    You cannot have any Additional Insured Term Riders attached to your Policy.
- After the guarantee is in effect, we will not accept any additional premium, nor will we allow any changes in the Policy Specified Amount or death benefit payment option.
- All amounts not allocated to the Loan Account must be allocated to the Fixed Account.
    The Amount of Paid-Up Life Insurance provided by this guarantee equals the Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%.
    The Amount of Death Benefit provided by this guarantee equals the greatest of:
(a) The amount of paid-up life insurance less the loan balance on the Insured's date of death;
(b) The Accumulation Value on the date of death multiplied by the sum of 100% plus the applicable corridor percentage shown in the Policy for the Insured's attained age, less the loan balance on the date of death; or
(c) The loan balance on the date of death multiplied by the sum of 100% plus the applicable corridor percentage shown in the Policy for the Insured's attained age, less the loan balance on the date of death.
The corridor percentage will not be less than 1%.

o Grace Period. We allow you a 61 day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.
-    The grace period begins the day we mail notice to you of the insufficiency.
- If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
- Payment received during a grace period is first applied to repay Policy debt before the remaining amount is applied as additional premium to keep the Policy in force.
- Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and withdrawals.
- If the Insured dies during the grace period, the Death Benefit proceeds payable during the grace period equal the amount of Death Benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

o   MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex is misstated, all Policy payments and benefits will be those which the premiums paid would have purchased at the correct age and sex.

o   SUICIDE

    We will not pay the Death Benefit if the Insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for. Instead we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.
    We will not pay that portion of the Death Benefit resulting from an increase in the specified amount of coverage if the Insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase. Instead we will pay the sum of the premiums paid for the increase.

o   INCONTESTABILITY

    We will not contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the date of issue.
    We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.


o   TELEPHONE TRANSACTIONS

    Transactions Permitted                Our Rules:
o   Transfers.                            o   Prior Written Notice authorization to us.
o   Partial Withdrawals of $10,000 or     o   Must be received by close of the New York Stock Exchange
        less by the Owner (may be             ("NYSE")(usually 3 p.m. Central Time); if later, the
        restricted in community               transaction will be processed the next day the NYSE is
        property states).                     open.
o   Premium Allocations.                  o   Will be recorded for your protection.
                                          o   For  security,  you  must  provide
                                              your social security number and/or
                                              other identification information.
                                          o   May be discontinued at any time as to some or all Owners.
    We  are  not  liable  for   following   authorized   Telephone   Transaction
instructions we reasonably believe to be genuine.

o   REINSTATEMENT

    If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:
-    written application signed by you and the Insured;
-    evidence of the Insured's insurability satisfactory to us;
-    enough payment to continue this Policy in force for three months;
- re-establishment of Surrender Charges, if any, measured from the original date of issue to the date of reinstatement.
- The effective date of reinstatement will be the date we approve the application for reinstatement.
     The specified amount of coverage of the reinstated Policy may not exceed the specified amount of coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the three month's premium (as required for reinstatement) plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current month.

o   MATURITY DATE

     The Policy's maturity date is the Policy Anniversary next following the Insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the Insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date if the premiums paid are not enough to continue this Policy in force. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time. Policy values will be affected by the investment experience of the Variable Account and to the extent interest credits and current cost of insurance charges are more favorable than guaranteed credits and charges.

o   COVERAGE BEYOND MATURITY
    Prior to thirty days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by written request. The following will apply:
- We will maintain your allocation of Accumulation Value to the investment options according to your instructions;
-    The cost of  insurance  charge will be zero;
-    The risk charge will be zero;
-    The expense  charge will be zero;
-    The corridor percentage will be fixed at 101%;
-    The Death Benefit optionwill be fixed at option 1;
-    Any riders attached to the Policy that are then in force will terminate;
-    The Insured's date of death will be considered this Policy's maturity date.
- All other rights and benefits as described in the Policy will be available during the Insured's lifetime.
  The tax consequences associated with extending coverage beyond maturity are unclear. A tax advisor should be consulted before making such an election.

                                                  THE TAX CONSEQUENCES OF
                                                  CONTINUING A POLICY
                                                  BEYOND THE INSURED'S AGE
                                                  100 ARE UNCLEAR.  PLEASE
                                                  CONSULT A TAX ADVISOR.
o   DELAY OF PAYMENTS

    We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or Cash Surrender within 7 days after we receive your Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account or the Loan Account if: (i) the New York Stock Exchange ("NYSE") is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the Net Assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the Securities and Exchange Commission will govern as to whether the conditions in (iii) or
(iv) exist.
    We may defer payment of Policy loans, partial withdrawals or a Cash Surrender from the Fixed Account for up to six months from the date we receive your written request.

o   MINOR OWNER OR BENEFICIARY

    A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the Trustee of a Trust established for the minor's benefit, or through the minor's named and court appointed guardian who own the Policy in their capacity as Trustee or Guardian. Where a minor is a named Beneficiary, we are able to pay the minor's beneficiary share to a minor's Trustee or Guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we retain the minor's interest on deposit until the minor attains the age of majority.

-----------------------------------------------------------
EXPENSES

    The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less.
    Each Series Fund also deducts expenses from each Portfolio; those expenses are described in each Series Fund prospectus.

o   DEDUCTIONS FROM PREMIUM

o   Tax Charge   -   3.75% of each premium payment.
    Many states and municipalities impose a premium tax, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code
Section 848 (a Deferred Acquisition Cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.)
o Premium Processing Charge - $2 per payment
    We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

o   MONTHLY DEDUCTION

    We make a Monthly Deduction from the entire Accumulation Value on each monthly anniversary of the Policy Date of Issue (the " Monthly Deduction Date"), consisting of the Cost of Insurance Charge, the Cost of Riders Charge, the Risk Charge, and the Administrative Charge.
    Charges based on the Accumulation Value are calculated before monthly charges are deducted, but reflecting charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts, the Fixed Account and the Systematic Transfer Account. There is no Monthly Deduction after the Policy Anniversary next following the Insured's 100th birthday if coverage beyond maturity is elected.

o   Cost of Insurance Charge
    The cost of insurance charge covers our cost to provide insurance protection under the Policy. Currently, the amount of this charge is based on the issue age, sex (except in Montana), risk and rate class of the Insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change them. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses.
The guaranteed cost of insurance each month equals:
-   The net amount at risk for the month; multiplied by
- The guaranteed cost of insurance charge per $1,000 of specified amount of insurance coverage; divided by
-   $1,000.
The net amount at risk in any month equals:
-   The death benefit; less
- The Accumulation Value on the Monthly Deduction Date after deducting the Rider Charge, if any, the Risk Charge for the current month, and the Administrative Charge.

o Risk Charge. - Years 1-10: 0.70% of Accumulation Value; Years 11+: 0.55%. The Risk Charge compensates us for the mortality risks we assume - that
Insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period. In Policy Years 1 through 10, this Risk Charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this Risk Charge is equivalent to an annual charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on each Monthly Deduction Date, for the first 10 Policy Years, and 0.04583% of the Accumulation Value, deducted on each Monthly Deduction Date, for Policy Years 11 and thereafter. If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you.

o   Administrative Charge.   -   $7.
    The Administrative Charge compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

o   Cost of Riders.
        Additional Insured Rider. This rider provides term insurance, for the insured only, at a cost equal to the amount of insurance coverage provided by the rider (not to exceed two times the base Policy's specified amount of coverage), multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. This charge is based on the Additional Insured's issue age, duration, sex (except in Montana) and risk and rate class.

        Accidental Death Benefit Rider. The cost is a fixed rate determined by the Insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed 1/2 of the base Policy's specified amount of coverage.
        Disability Rider. The cost is a fixed rate determined by the Insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction amount elected, multiplied by the amount of the monthly deduction amount.
        Paid-Up Life Insurance Rider. This optional rider guarantees to keep your policy in force as paid-up life insurance if a there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit.
        Waiver of Surrender Charge Rider.  No cost.
        Accelerated Death Benefit Rider. The charge is 4% (8% in Vermont and Oklahoma) of the death benefits otherwise payable at the time the election is made to receive the accelerated benefits provided by this rider, up to a maximum of $500,000.

o   TRANSFER CHARGE - $10 (first 12 are free).

    A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred. The first 12 transfers each Policy Year are free; transfers from the Systematic Transfer Account do not count toward these 12 and are also free.

o   GUARANTEED PAID-UP LIFE INSURANCE CHARGE - 3% of Accumulation Value

    This guarantee that your policy will never lapse and will provide paid-up life insurance protection even though under usual circumstances the Policy would lapse costs 3% of the Accumulation Value of your Policy on the date you elect this guarantee.

o SURRENDER CHARGE (ALSO APPLIES TO PARTIAL WITHDRAWALS AND DECREASES IN SPECIFIED AMOUNT)

    Upon a total surrender or partial withdrawal from your Policy, or upon a requested reduction in the Policy's Specified Amount, we may deduct a Surrender Charge from the amount requested to be surrendered. If the Policy's current Specified Amount is decreased, we may deduct a Surrender Charge from the Accumulation Value based on the amount of the decrease. The Surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the Specified Amount. For example, a male age 35 at issue, in the nontobacco risk class and the preferred rate class, for surrender charge is $13.00 for each $1,000.00 of specified amount in the first five years, declining to $1.00 per $1,000.00 in the twelfth year and zero thereafter. The length of the Surrender Charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter.

     The Surrender Charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the Risk Charge and Administrative Charge (described above).

o   Surrender Charge Waivers
     We will waive the Surrender Charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states.

     Nursing Home Waiver. Any withdrawal made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days of the last day of confinement to such facility. Proof of confinement must be provided. The Nursing Home Waiver is not available if any Owner is confined to a nursing home or hospital facility on the Date of Issue (except in Pennsylvania).
     Disability Waiver. Any withdrawal where you are physically disabled. We may require proof of such disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician.

     The Disability Waiver is not available if any Owner is receiving Social Security Disability Benefits on the Date of Issue (except in Pennsylvania) or is age 65 or older.
     Terminal Illness Waiver. Any withdrawal where you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less. We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician.
     The Terminal Illness Waiver is not available if you are diagnosed with a terminal illness prior to or on the Date of Issue (except in Pennsylvania).
     Unemployment Waiver. Any withdrawal in the event you become unemployed. The Unemployment Waiver is available upon submission of a determination letter from a state Department of Labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The Unemployment Waiver may be exercised only once and is not available if you are receiving unemployment benefits on the Date of Issue (except in Pennsylvania).
     Transplant Waiver. Any withdrawal if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner of this policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.
     Residence Damage Waiver. Any withdrawal if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted with 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.
     Death of Spouse or Minor Dependent Waiver. Withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the Surrender Charge.

SERIES FUND CHARGES

    Each Series Fund Portfolio is responsible for its own expenses. The net assets of each Portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompany this Prospectus. Here is a table of Series Fund annual expenses:


Series Fund Annual Expenses/1                        Management          Other           Total Series
(as a percentage of average net assets)                Fees            Expenses         Fund Annual
Portfolio                                                                                 Expenses
================================================ ----------------- ----------------- ------------------
Alger American Growth                                 0.75%             0.04%              0.79%
Alger American Small Capitalization                   0.85%             0.04%              0.89%
Federated Prime Money Fund II *                       0.30%             0.50%              0.80%
Federated Fund for U.S. Government Securities II *    0.15%             0.65%              0.80%
Fidelity VIP II Asset Manager: Growth ***             0.65%             0.22%              0.87%
Fidelity VIP II Contrafund ***                        0.61%             0.13%              0.74%
Fidelity VIP Equity Income ***                        0.51%             0.07%              0.58%
Fidelity VIP II Index 500 **                          0.13%             0.15%              0.28%
MFS Emerging Growth                                   0.75%             0.25%              1.00%
MFS High Income Fund                                  0.75%             0.25%              1.00%
MFS Research                                          0.75%             0.25%              1.00%
MFS Value Series                                      0.75%             0.25%              1.00%
MFS World Government                                  0.75%             0.25%              1.00%
Morgan Stanley Emerging Markets Equity **             0.00%             1.75%              1.75%
Morgan Stanley Fixed Income **                        0.00%             0.70%              0.70%
Pioneer Capital Growth                                0.65%             0.14%              1.79%
Pioneer Real Estate **                                 .88%             0.37%              1.25%
Scudder Global Discovery **, *****                    0.67%             1.08%              1.75%
Scudder Growth & Income ***, *****                    0.48%             0.22%              0.80%
Scudder International                                 0.86%             0.17%              1.00%
T. Rowe Price Equity Income ****                      0.00%             0.85%              0.85%
T. Rowe Price International ****                      0.00%             1.05%              1.05%
T. Rowe Price Limited-Term Bond ****                  0.00%             0.70%              0.70%
T. Rowe Price New America Growth ****                 0.00%             0.85%              0.85%
T. Rowe Price Personal Strategy Balanced ****         0.00%             0.90%              0.90%
------------------------------------------------ ----------------- ----------------- ---------------
========================================================================================================

* Both Federated Prime Money Fund II and Federated Fund for U.S. Government Securities II currently bundle their fees and expenses and limit the total charge. Absent any fee waiver or expense reimbursement, the total fees and expenses for each fund would have been 1.00% and 1.25% respectively.
** Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:

                                         Management     Other           Total
                                           Fees       Expenses        Expenses
                                     -----------------------------------------
  Fidelity VIP II Index 500                0.28%        0.15%           0.43%
  Morgan Stanley Emerging Markets Equity   1.25%        2.87%           4.12%
  Morgan Stanley Fixed Income              0.40%        1.31%           1.71%
  Pioneer Real Estate                      0.88%        0.48%           1.36%
  Scudder Global Discovery                 0.98%        2.00%*****      2.98%

*** These funds have voluntarily  agreed to limit their total annual expenses to the limits shown below:
    Fidelity VIP II Asset Manager: Growth and Fidelity VIP II Contrafund - 1.00% Fidelity VIP Equity Income and Scudder Growth & Income - 1.50%
**** T. Rowe Price Funds do not itemize management fees and other expenses. ***** Includes .25% 12b-1 fee assessed for payment of distribution administration expenses.
================================================================================

--------
/1 The fee and expense data regarding each Series Fund, which are fees and expenses for 1997, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha.

-----------------------------------------------------------
POLICY DISTRIBUTIONS

    The principle purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash
Surrender Value, take a partial withdrawal of its Accumulation Value, or surrender it for its Cash Surrender Value. Tax penalties and Surrender Charges may apply to amounts taken out of your Policy before death benefits are paid or it matures.

o   POLICY LOANS

o   POLICY LOANS

    AMOUNT YOU CAN BORROW                                                LOAN INTEREST RATE
-------------------------------------------------------------- ----------------------------------------------

Standard  Policy Loan.  After the first Policy Year (from the    Standard  Policy Loan.  Net annual loan
Date of Issue in  Indiana),  you may borrow up to 100% of the    interest rate of 2%: we charge 5.7% interest
Cash  Surrender  Value,  less loan interest to the end of the    in advance (6% effective annual rate), but
Policy Year, and less one Monthly  Deduction  amount.            we also credit 4% interest to any amounts
                                                                 in the Loan Account.
-------------------------------------------------------------- ------------------------------------------

A Preferred Policy Loan is available beginning in the            Preferred Policy Loan. Net annual loan interest
10th Policy Year.  Any loan outstanding at the beginning         rate of 0%: we charge 5.7% interest in advance
of the 10th Policy Year will become a Preferred                  (6% effective annual rate), but we also credit
Policy Loan from that point forward.                             6% interest to any amounts in the Loan Account.

---------------------------------------------------------------------------------------------------------

        Tax law is unclear whether a Preferred Loan will be respected for tax purposes. A Tax advisor should be consulted before effecting a Preferred Policy Loan
---------------------------------------------------------------------------------------------------------

    Our Rules
o   The Policy must be assigned to us as sole security for the loan.
o We will transfer all loan amounts from the Fixed Account, the Systematic Transfer Account and the Subaccounts to the Loan Account. The amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Fixed Account, the Systematic Transfer Account and the Subaccounts, to the Loan Account on a pro rata basis.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount pursuant to your current allocation instructions.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the Insured's death. We may defer making a loan for six months unless the loan is to pay premiums to us.

o   SURRENDER

    While the Insured is alive, you may terminate this Policy for its Cash Surrender Value. For amounts allocated to the Fixed Account and the Systematic Transfer Account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the State in which this Policy was delivered. The value is based on the Commissioners 1980 Standard Mortality Table, the Insured's age at last birthday, with interest at 4%. Following a surrender, all your rights in the Policy end.

o   The Policy must be returned to us to receive the Cash Surrender Value.
o The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.
o   Surrenders are taxable, and a 10% federal tax penalty may apply.
o We may defer payment from the Fixed Account or the Systematic Transfer Account for up to six months.

o   PARTIAL WITHDRAWALS

    After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any Surrender Charge will be deducted from the Accumulation Value on the date we receive your Written Notice or, for amounts of $10,000 or less, telephonic notice. Amounts withdrawn, except for "Free" Withdrawals described below, may be subject to a Surrender Charge as defined in the Policy and the Expenses section of this propsectus.

    If Death Benefit Option 1 is in effect, the current specified amount of coverage will be reduced by the amount of the withdrawal, and the Accumulation Value will be reduced by the amount of the withdrawal and the surrender charge applicable to the decrease in the current specified amount of coverage. We will send you an amendment shoiwng the current specified amount of coverage after the withdrawal.

    If Death Benefit Option 2 is in effect, the Accumulation Value will be reduced by the amount of the withdrawal.
    Our Rules
o Partial withdrawals are made from the most recent premium plus interest allocable to that premium first, the next most recent premium plus interest next, and so on (a "last-in, first-out" procedure).
o The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of coverage at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct amount from the Subaccounts, the Fixed Account and the Systematic Transfer Account on a pro rata basis. No more than a pro rata amount may be withdrawn from the Fixed Account and the Systematic Transfer Account for a partial withdrawal.
o Withdrawals from the Systematic Transfer Account will not affect the minimum monthly transfer amount from that Account, so will cause the total amount to be transferred to be completed in less time than originally anticipated.
o We reserve the right to defer withdrawals from the Fixed Account and the Systematic Transfer Account for up to six months from the date we receive your Written Notice.
o Partial withdrawals may change the minimum and lifetime monthly premium requirements applicable to the No-Lapse Period provision. Partial withdrawals may be taxable and subject to a 10% federal tax penalty.

o   DEATH BENEFIT

    We will pay a death benefit after we receive necessary documentation of the Insured's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. You have a choice to receive benefits under one of two Death Benefit Options. (Option 1 is in effect unless you elect Option 2.) The Death Benefit equals the selected Death Benefit Option less any Policy loan. Death Benefits may then be paid pursuant to a Payment Option (including a lump sum payment) to the extent allowed by applicable law and any settlement agreement in effect at the Insured's death. (See the Payment of Proceeds section, below.)
Change in Specified Amount of Insurance Coverage
     After the first Policy Year, you may change the current specified amount of insurance coverage once each year. Any change will take effect on the Monthly Deduction Date following the date we approve the change. We will send you an amendment showing the current specified amount of coverage after the change.

     Our Rules
o An increase in the specified amount of coverage requires a new application and evidence of insurability satisfactory to us.
o No increase in the specified amount is allowed after the Insured's 90th birthday.
o A decrease in the specified amount is subject to a Surrender Charge on the amount of the decrease.
o A decrease is only allowed to the extent the specified amount of coverage remains $100,000 during Policy Years 1-5; $50,000 thereafter.
o A change in the current specified amount of coverage will change the minimum monthly and lifetime monthly premium requirements applicable to the No-Lapse Period provision.

Death Benefits Options
     Death Benefit Option 1:  The death benefit is the greater of:
(a) the specified amount of coverage on the date of death; or
(b) the Policy's Accumulation Value on the date of death plus the corridor amount.

     Death Benefit Option 2: The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:
(a) the specified  amount of coverage on the date of death;  or
(b) the corridor amount.

     The corridor amount equals the Accumulation Value on the date of death multiplied by the corridor percentage from the table shown below for the Insured's attained age.

Attained  Corridor   Attained  Corridor  Attained  Corridor
  Age    Percentage   Age     Percentage   Age   Percentage
-------- ---------- -------- ----------- ------ ----------
  0-40      150%      54       57%       68       17%
   41       143%      55       50%       69       16%
   42       136%      56       46%       70       15%
   43       129%      57       42%       71       13%
   44       122%      58       38%       72       11%
   45       115%      59       34%       73       9%
   46       109%      60       30%       74       7%
   47       103%      61       28%     75-90      5%
   48        97%      62       26%       91       4%
   49        91%      63       24%       92       3%
   50        85%      64       22%       93       2%
   51        78%      65       20%       94       1%
   52        71%      66       19%     95-100     0%
   53        64%      67       18%      100+      1%

After the first Policy Year, you may change the Death Benefit Option once each year. Changes in the death benefit option may change the specified amount of insurance coverage. We will change the current specified amount to maintain the level of death benefit in effect before the Death Benefit Option change. Any resulting decrease in specified amount is subject to a Surrender Charge.

     Our Rules
o A change in Death Benefit Option takes effect on the Monthly Deduction Date after we receive your written request to change.
o After each change in Death Benefit Options, we will send you an amendment showing the Option in effect and the current specified amount of coverage.
o A change in the current specified amount of coverage resulting from a Death Benefit Option change will change the minimum monthly and lifetime monthly premium requirements applicable to the No-Lapse Period provision.

o   PAYMENT OF PROCEEDS

    You may elect (or the Beneficiary may elect if you do not) to have proceeds applied to be paid under any combination of the fixed and variable payout options shown in this Policy. (In Maryland only fixed payout options are available.) If another option is not chosen within 60 days of the date we receive due proof of death, we will make payment in a lump sum.

    Our Rules

o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
o    Any option chosen will be effective when we acknowledge it
o We may require proof of your age or survival or the age or survival of the Payee.
o We reserve the right to pay the Proceeds in one sum when it is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
o When the last Payee dies, we will pay to the estate of that Payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

        Fixed Proceeds Payments: Fixed payments are available under all six Payout Options below. The Proceeds will be transferred to our general account, and the Payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the Payee. The guaranteed effective annual interest rate used in the Payout Options is 3%. We may, at our sole discretion, declare additional interest to be paid or credited annually for Payout Options 1, 2, 3, or 6. The guaranteed amounts are based on the 1983a Mortality Table, and 3% guaranteed interest rate. Current amounts may be obtained from us.

        Variable Proceeds Payments: Only Payout Options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the Proceeds allocated to variable Subaccounts to the Variable Payout Options table shown in the Policy applicable to the Payout Option chosen. The tables are determined from the 1983a Mortality Table with an assumed investment rate of 4%. If more than one Subaccount has been selected, the accumulation value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

        All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. The amount of each subsequent payment equals the number of Variable Payment Units for each Subaccount as determined for the first payment, multiplied by the value of a Variable Payment Unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month.
        If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the 4% annual assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 4% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 4%, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative costs associated with the variable payment options.

o   Transfers between fixed and variable investment options

                                                     4 TRANSFERS ARE ALLOWED
                                                       EACH POLICY YEAR.

    The Payee may exchange the value of a designated number of Variable Payment Units of a particular Subaccount into other Variable Payment Units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the fact of the exchange.
    Transfers may be made between Subaccounts and from a Subaccount to the Fixed Account. No exchanges may be made from the Fixed Account to the variable Subaccounts. Transfers will be made using the variable payment unit values for the Valuation Period during which any request is received by us.

o   Proceeds Payment Options
                                             THE LONGER THE GUARANTEED OR
                                             PROJECTED PROCEEDS PAYMENT
                                             OPTION PERIOD, THE LOWER THE
                                             AMOUNT OF EACH PAYMENT.

    NOTE: UNLESS YOU ELECT A PAYMENT OPTION WITH A GUARANTEED PERIOD OR OPTION 1, IT IS POSSIBLE ONLY ONE PAYMENT WOULD BE MADE UNDER THIS PAYMENT OPTION IF THE PAYEE DIED BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, ONLY TWO ANNUITY PAYMENTS WOULD BE MADE IF THE PAYEE DIED BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, ETC. If variable payments are being made under Option 2 or 6 and do not involve life contingencies, then the Payee may elect to receive the commuted value of any unpaid payments.

1) Proceeds Held on Deposit at Interest. While Proceeds remain on deposit, we annually credit interest to the Proceeds. The interest may be paid to the Payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a 5 year period until Proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of Proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. Monthly incomes for each $1,000 of Proceeds, which include interest, are shown in a table in the Policy.

4) Lifetime Income. Proceeds are paid as monthly income for as long as the Payee lives. The amount of the monthly income annuity payment will be the amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983a Mortality Table and interest at 3%, adjusted to age last birthday) or, if more favorable to the Payee, our then current lifetime monthly income rates for payment of Proceeds. If a variable Payout Option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.
     Guarantees available:
        Guaranteed Period - An amount of monthly income annuity payments is determined that we guarantee to pay for a specified number of years, and thereafter during the Payee's life.
        Guaranteed Amount - An amount of monthly income annuity payment is determined that we guarantee to pay until the sum of payments equals the proceeds placed under the Option and as long after that as the Payee lives.

5)  Lump Sum.  Proceeds are paid in one sum.

6) Alternative Schedule. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

-----------------------------------------------------------
TAX MATTERS

     This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

o   LIFE INSURANCE QUALIFICATION

                                                  TAX LAWS AFFECTING THE POLICY
                                                  ARE COMPLEX.  TAX RESULTS MAY
                                                  VARY AMONG INDIVIDUAL USES OF
                                                  A POLICY.  YOU ARE ENCOURAGED
                                                  TO SEEK INDEPENDENT TAX ADVICE
                                                  IN   PURCHASING    OR   MAKING
                                                  ELECTIONS UNDER THE POLICY.

    The Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes. This definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The Code and proposed regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of Section 7702 to the Policy.
    Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:
    o the death benefit should be fully excludable from the Beneficiary's gross income; and
    o you should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until it is distributed from the Policy.
    We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.
    Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract after a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

                    THIS POLICY'S FLEXIBILITY AND HOW YOU TAILOR IT TO MEET YOUR NEEDS COULD CAUSE IT TO BE A MODIFIED ENDOWMENT CONTRACT. WE RECOMMEND YOU CONSULT WITH A TAX ADVISER TO DETERMINE IF DESIRED POLICY TRANSACTIONS MAY CAUSE SUCH TREATMENT. WHEN A PREMIUM PAYMENT IS CREDITED WHICH WE BELIEVE CAUSES THE
                    POLICY TO BECOME A MODIFIED ENDOWMENT CONTRACT, WE WILL NOTIFY YOU AND OFFER YOU THE OPPORTUNITY TO REQUEST A REFUND OF THAT PREMIUM IN ORDER TO AVOID SUCH TREATMENT. YOU HAVE 30 DAYS AFTER RECEIVING SUCH A NOTICE TO REQUEST THE REFUND.

 A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

o   TAX TREATMENT OF LOANS and OTHER DISTRIBUTIONS

                           "Investment in the Policy" means:
       o the aggregate amount of any premium payments or other consideration paid for the Policy, minus
       o the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
       o the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

    Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit Option, a policy loan, a withdrawal, a surrender, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.
    The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract. Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract.

    Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
    (1) All distributions, including upon surrender and partial withdrawal, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (described below) at such time.
    (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
    (3)  A  10% additional  income  tax  is  imposed  on  the  portion  of   any
distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.
    Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the "investment in the Policy" and then, only after the return of all such "investment in the Policy," as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 9 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.
    Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that loans in effect beginning in the tenth Policy Year could be treated as distributions rather than loans.
    Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

o   OTHER POLICY OWNER TAX MATTERS

    Interest Paid on Policy Loans generally is not tax deductible.
    Aggregation of Modified Endowment Contracts. Pre-death distribution (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income on the Policy. If we or any of our affiliates issue to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those policies, the income for all those policies will be aggregated and attributed to that distribution.
    Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstances.
    The Policy may continue after the Insured attains age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax advisor should be consulted on this issue.
    Diversification Requirements. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Our failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.
    Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Variable Account may cause you, rather than us, to be treated as the owner of the assets in the Variable Account. To date, no such regulations or guidance has been issued. If you are considered the owner of the assets of the Variable Account, income and gains from the Account would be included in your gross income.
    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy Premium and Accumulation Values. These differences could result in you being treated as the owner of a pro rata share of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.
    Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

-----------------------------------------------------------
MISCELLANEOUS

o   OUR MANAGEMENT

    Directors*
 Foggie, Samuel L.      Banking and Finance Industry Executive
 Hallett, Carol B.      President, Air Transport Association of America
 Heller, Jeffrey M.     President & CEO, Electronic Data Systems
 Osborne, Thomas W.     University of Nebraska Foundation
 Plunkett III, Hugh V.  Attorney (Plunkett, Schwartz & Petersen)
 Sampson, Richard J.    Retired Group Insurance Executive of our Company
 Straus, Oscar S.       Investments; President, The Daniel and Florence
                        Guggenheim Foundation
 Sturgeon, John A.      President, Chief Operating Officer of our Company
 Wayne, Michael A.      Foundation and Cancer Institute Executive
 Weekly, John W.        Chairman of the Board and Chief Executive Officer of
                        our Company
 Senior Officers*
 John W. Weekly         Chairman of the Board, Chief Executive Officer
 John A. Sturgeon       President, Chief Operating Officer
 G. Ronald Ames         Executive Vice President (Small Group and Information
                        Services)
 Robert B. Bogart       Executive Vice President (Human Resources)
 Stephen R. Booma       Executive Vice President (Managed Care)
 Cecil D. Bykerk        Executive Vice President (Chief Actuary)
 James L. Hanson        Executive Vice President (Information Services)
 Kimberly S. Harm       Executive Vice President (Customer Services)
 Lawrence F. Harr       Executive Vice President (Executive Counsel)
 Randall C. Horn        Executive Vice President (Group Insurance)
 M. Jane Huerter        Executive Vice President (Corporate Secretary; Corporate
                        Administration)
 John L. Maginn         Executive Vice President (Treasurer; Chief Investment
                        Officer)
 William C. Mattox      Executive Vice President (Federal Government Affairs)
 Thomas J. McCusker     Executive Vice President (General Counsel)
 Tommie  D. Thompson    Executive Vice President (Corporate Comptroller)

    *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

o   DISTRIBUTION OF THE POLICIES
     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). MOIS contracts with one or more registered broker-dealers ("Distributors") to offer and sell the Policy. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 8 1/4% of the Premium paid. We may also pay other distribution expenses such as production incentive bonuses, including non-cash awards. These distribution expenses do not result in any additional charges under the Policies that are not described under the "Charges and Fees" section of this prospectus.

o   VOTING RIGHTS
     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the portfolios. If, however, applicable law or regulation or interpretation of them is amended, and as a result we may vote Series Fund shares in our own right, we may do so.

The Series Funds may not hold routine annual Shareholder meetings.
     As a Policy Owner, you have a voting interest in the Portfolios you are invested in. The number of votes that you may instruct for a particular Subaccount is determined by dividing your Accumulation Value in the Subaccount by the net asset value per share of the corresponding Series Fund Portfolio. Fractional shares are counted. You will receive proxy material, reports, and other materials relating to the appropriate Portfolio in which you have voting interests.

 o YEAR 2000 ISSUES
    Like all financial services providers, we use systems affected by Year 2000 transition issues and rely upon service providers, including investment managers, whose own systems may also be affected. We are implementing a Year 2000 transition plan, and are confirming that our service providers are also doing so. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. However, as of the date of this prospectus, we do not believe Year 2000 transition implementation will harm purchasers of Policies, or our Policy administration efforts.

o STATE REGULATION
    We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Insurance Department of the State of Nebraska and other jurisdictions.
     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with local insurance laws and regulations.

o   LEGAL PROCEEDINGS
     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that is material in relation to our total assets.

o   INDEPENDENT AUDITORS
     Our Financial Statements for the two years ended December 31, 1998, and of United of Omaha Separate Account B for the year ended December 31, 1998 and for the period from August 13, 1997 (inception) to December 31, 1997 included in this Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

o   REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. If you have Accumulation Value in the Variable Account you will receive such additional periodic reports as may be required by the SEC.

                   DO YOU HAVE QUESTIONS?
                   If you have questions about your Policy or this  prospectus,
                   you  may  contact   your  agent  or  broker  who  gave  this
                   prospectus to you, or you may contact us at: United of Omaha, Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430. Telephone 1-800-238-9354.

-----------------------------------------------------------
ILLUSTRATIONS
DEATH BENEFITS, CASH SURRENDER VALUE AND ACCUMULATED PREMIUMS

    The tables in this Section illustrate how the Policy operates: how the Death Benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and 12%. The tables are illustrated for this Policy based on Specified Amount of life insurance coverage of $250,000 and $500,000 for a male age 35, 45 and 55. The Illustrations are for preferred and non-preferred rate classes. The tables reflect the 0.70% risk charge for Policy Years 1-10 (0.55% in years 11+) deducted from Variable Account assets, the monthly $7 administrative charge, the $2.00 premium processing charge, the deduction of 3.75% of premium payments for state (where permitted) and federal taxes and the current cost of insurance charge. The tables also include Accumulation Values, Cash Surrender Values and Death Benefit amounts that reflect a 0.70% risk charge for Policy Years 1-10 (0.55% in Policy Years 11+), the maximum risk charge the company is contractually entitled to assess under the Policy as well as a cost of insurance charge based upon the guaranteed cost of insurance charge. These tables may assist in comparison of Death Benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies.
These tables assume no riders are attached to the base policy illustrated.

    Death Benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period.

    The amounts for the Death Benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that a risk charge, administrative charge, and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction Date. The Cash Surrender Values shown in the tables reflect the fact that a Surrender Charge is deducted from the Accumulation Value upon surrender or lapse during the first 9-12 Policy years, depending on issue age. The amounts shown in the tables also take into account an average daily charge equal to an annual charge 0.93% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds The gross annual investment return rates of 0%, 6%, and 12% on the Fund's assets are equal to net annual investment return rates of -0.93%, 5.07%, 11.07%, respectively.

    The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Death Benefits, Cash Surrender Values and Accumulation Values illustrated.

    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium required to keep the Policy in force were invested to earn interest, after taxes, of 5% per year, compounded annually.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the specified amount, the proposed amount and frequency of premium payments and any available riders requested.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.93NET)

           Male issue        age 45
           Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $3,120


                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                3,276        2,281          0    250,000        2,022             0    250,000
    2                6,716        4,482          0    250,000        3,951             0    250,000
    3               10,328        6,604        604    250,000        5,782             0    250,000
    4               14,120        8,642      2,642    250,000        7,512         1,512    250,000
    5               18,102       10,593      4,593    250,000        9,135         3,135    250,000
    6               22,283       12,461      7,211    250,000       10,642         5,392    250,000
    7               26,673       14,230      9,730    250,000       12,022         7,522    250,000
    8               31,283       15,890     12,140    250,000       13,260         9,510    250,000
    9               36,123       17,433     14,433    250,000       14,341        11,341    250,000
   10               41,205       18,848     16,598    250,000       15,251        13,001    250,000
   11               46,541       20,638     19,138    250,000       16,001        14,501    250,000
   12               52,145       22,325     21,575    250,000       16,551        15,801    250,000
   13               58,028       23,928     23,928    250,000       16,893        16,893    250,000
   14               64,205       25,421     25,421    250,000       17,004        17,004    250,000
   15               70,691       26,795     26,795    250,000       16,859        16,859    250,000
   16               77,502       28,041     28,041    250,000       16,427        16,427    250,000
   17               84,653       29,147     29,147    250,000       15,676        15,676    250,000
   18               92,162       30,065     30,065    250,000       14,555        14,555    250,000
   19              100,046       30,807     30,807    250,000       13,010        13,010    250,000
   20              108,324       31,358     31,358    250,000       10,987        10,987    250,000

   25              156,354       31,158     31,158    250,000            0             0    250,000
   35              295,889        5,171      5,171    250,000            0             0    250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.07% NET)

           Male issue        age 45                             Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $3,120


                  Current Charges *         Guaranteed Charges **
                                ---------------------------   ------------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                3,276         2,438         0    250,000        2,171             0    250,000
    2                6,716         4,939         0    250,000        4,374             0    250,000
    3               10,328         7,503     1,503    250,000        6,606           606    250,000
    4               14,120        10,130     4,130    250,000        8,863         2,863    250,000
    5               18,102        12,818     6,818    250,000       11,141         5,141    250,000
    6               22,283        15,572    10,322    250,000       13,428         8,178    250,000
    7               26,673        18,379    13,879    250,000       15,714        11,214    250,000
    8               31,283        21,232    17,482    250,000       17,985        14,235    250,000
    9               36,123        24,123    21,123    250,000       20,222        17,222    250,000
   10               41,205        27,044    24,794    250,000       22,411        20,161    250,000
   11               46,541        30,509    29,009    250,000       24,573        23,073    250,000
   12               52,145        34,063    33,313    250,000       26,658        25,908    250,000
   13               58,028        37,726    37,726    250,000       28,655        28,655    250,000
   14               64,205        41,480    41,480    250,000       30,539        30,539    250,000
   15               70,691        45,322    45,322    250,000       32,281        32,281    250,000
   16               77,502        49,249    49,249    250,000       33,848        33,848    250,000
   17               84,653        53,257    53,257    250,000       35,203        35,203    250,000
   18               92,162        57,309    57,309    250,000       36,292        36,292    250,000
   19              100,046        61,421    61,421    250,000       37,054        37,054    250,000
   20              108,324        65,587    65,587    250,000       37,429        37,429    250,000

   25              156,354        87,489    87,489    250,000       30,905        30,905    250,000
   35              295,889       135,917   135,917    250,000            0             0    250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.07% NET)

           Male issue        age 45                                 Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $3,120



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                3,276         2,595         0    250,000         2,321             0   250,000
    2                6,716         5,415         0    250,000         4,817             0   250,000
    3               10,328         8,479     2,479    250,000         7,503         1,503   250,000
    4               14,120        11,811     5,811    250,000        10,395         4,395   250,000
    5               18,102        15,434     9,434    250,000        13,507         7,507   250,000
    6               22,283        19,383    14,133    250,000        16,856        11,606   250,000
    7               26,673        23,677    19,177    250,000        20,453        15,953   250,000
    8               31,283        28,343    24,593    250,000        24,314        20,564   250,000
    9               36,123        33,413    30,413    250,000        28,453        25,453   250,000
   10               41,205        38,924    36,674    250,000        32,890        30,640   250,000
   11               46,541        45,447    43,947    250,000        37,704        36,204   250,000
   12               52,145        52,602    51,852    250,000        42,881        42,131   250,000
   13               58,028        60,476    60,476    250,000        48,459        48,459   250,000
   14               64,205        69,128    69,128    250,000        54,475        54,475   250,000
   15               70,691        78,643    78,643    250,000        60,968        60,968   250,000
   16               77,502        89,116    89,116    250,000        67,984        67,984   250,000
   17               84,653       100,653   100,653    250,000        75,579        75,579   250,000
   18               92,162       113,354   113,354    250,000        83,806        83,806   250,000
   19              100,046       127,376   127,376    250,000        92,734        92,734   250,000
   20              108,324       142,881   142,881    250,000       102,454       102,454   250,000

   25              156,354       250,171   250,171    290,198       167,969       167,969   250,000
   35              295,889       717,756   717,756    753,644       479,028       479,028   502,979


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.93% NET)

           Male issue        age 55                                  Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $5,220


                  Current Charges *         Guaranteed Charges **
                                 -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                 5,481       3,688          0    250,000        2,852             0    250,000
    2                11,236       7,216          0    250,000        5,478             0    250,000
    3                17,279      10,601        351    250,000        7,871             0    250,000
    4                23,624      13,816      3,566    250,000       10,014             0    250,000
    5                30,286      16,852      6,602    250,000       11,883         1,633    250,000
    6                37,281      19,697     11,697    250,000       13,455         5,455    250,000
    7                44,626      22,338     16,338    250,000       14,700         8,700    250,000
    8                52,339      24,724     20,724    250,000       15,575        11,575    250,000
    9                60,437      26,863     24,863    250,000       16,033        14,033    250,000
   10                68,939      28,734     28,734    250,000       16,029        16,029    250,000
   11                77,867      31,057     31,057    250,000       15,546        15,546    250,000
   12                87,242      33,192     33,192    250,000       14,507        14,507    250,000
   13                97,085      35,188     35,188    250,000       12,863        12,863    250,000
   14               107,420      36,994     36,994    250,000       10,546        10,546    250,000
   15               118,272      38,597     38,597    250,000        7,460         7,460    250,000
   16               129,667      39,981     39,981    250,000        3,476         3,476    250,000
   17               141,631      41,047     41,047    250,000            0             0    250,000
   18               154,194      41,752     41,752    250,000            0             0    250,000
   19               167,384      42,048     42,048    250,000            0             0    250,000
   20               181,234      41,894     41,894    250,000            0             0    250,000

   25               261,592      34,674     34,674    250,000            0             0    250,000
   35               495,046           0          0    0                  0             0          0


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.07% NET)

           Male issue        age 55                                  Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $5,220



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                5,481         3,947         0    250,000         3,085            0    250,000
    2               11,236         7,964         0    250,000         6,120            0    250,000
    3               17,279        12,070     1,820    250,000         9,096            0    250,000
    4               23,624        16,243     5,993    250,000        11,992        1,742    250,000
    5               30,286        20,473    10,223    250,000        14,778        4,528    250,000
    6               37,281        24,752    16,752    250,000        17,426        9,426    250,000
    7               44,626        29,071    23,071    250,000        19,900       13,900    250,000
    8               52,339        33,383    29,383    250,000        22,149       18,149    250,000
    9               60,437        37,696    35,696    250,000        24,117       22,117    250,000
   10               68,939        41,994    41,994    250,000        25,749       25,749    250,000
   11               77,867        47,002    47,002    250,000        27,030       27,030    250,000
   12               87,242        52,118    52,118    250,000        27,861       27,861    250,000
   13               97,085        57,401    57,401    250,000        28,173       28,173    250,000
   14              107,420        62,815    62,815    250,000        27,880       27,880    250,000
   15              118,272        68,365    68,365    250,000        26,867       26,867    250,000
   16              129,667        74,050    74,050    250,000        24,976       24,976    250,000
   17              141,631        79,806    79,806    250,000        22,006       22,006    250,000
   18              154,194        85,616    85,616    250,000        17,694       17,694    250,000
   19              167,384        91,465    91,465    250,000        11,728       11,728    250,000
   20              181,234        97,348    97,348    250,000         3,754        3,754    250,000

   25              261,592       128,870   128,870    250,000             0            0    250,000
   35              495,046       209,785   209,785    250,000             0            0          0


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.07% NET)

           Male issue        age 55                                  Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $5,220



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                    Accumu-       Cash
 Contract       at 5% Interest   lation   Surrender     Death        lation     Surrender    Death
   Year            Per Year      Value      Value      Benefit        Value       Value     Benefit
    1                 5,481         4,207         0     250,000         3,318           0   250,000
    2                11,236         8,745         0     250,000         6,793           0   250,000
    3                17,279        13,667     3,417     250,000        10,435         185   250,000
    4                23,624        18,986     8,736     250,000        14,245       3,995   250,000
    5                30,286        24,738    14,488     250,000        18,221       7,971   250,000
    6                37,281        30,960    22,960     250,000        22,361      14,361   250,000
    7                44,626        37,696    31,696     250,000        26,661      20,661   250,000
    8                52,339        44,959    40,959     250,000        31,104      27,104   250,000
    9                60,437        52,825    50,825     250,000        35,676      33,676   250,000
   10                68,939        61,356    61,356     250,000        40,364      40,364   250,000
   11                77,867        71,353    71,353     250,000        45,233      45,233   250,000
   12                87,242        82,354    82,354     250,000        50,228      50,228   250,000
   13                97,085        94,533    94,533     250,000        55,355      55,355   250,000
   14               107,420       108,002   108,002     250,000        60,614      60,614   250,000
   15               118,272       122,928   122,928     250,000        65,995      65,995   250,000
   16               129,667       139,503   139,503     250,000        71,474      71,474   250,000
   17               141,631       157,909   157,909     250,000        77,015      77,015   250,000
   18               154,194       178,410   178,410     250,000        82,565      82,565   250,000
   19               167,384       201,328   201,328     250,000        88,073      88,073   250,000
   20               181,234       227,057   227,057     250,000        93,507      93,507   250,000

   25               261,592       404,297   404,297     424,512       119,586     119,586   250,000
   35               495,046     1,150,764 1,150,764   1,208,302       150,413     150,413   250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

C

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.93% NET)

           Female issue      age 45                                  Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $2,500



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
   1                2,625        1,748          0    250,000        1,522             0    250,000
    2                5,381        3,436          0    250,000        2,972             0    250,000
    3                8,275        5,060         60    250,000        4,348             0    250,000
    4               11,314        6,621      1,621    250,000        5,648           648    250,000
    5               14,505        8,115      3,115    250,000        6,866         1,866    250,000
    6               17,855        9,547      5,297    250,000        7,998         3,748    250,000
    7               21,373       10,903      7,153    250,000        9,038         5,288    250,000
    8               25,066       12,177      9,177    250,000        9,975         6,975    250,000
    9               28,945       13,366     10,866    250,000       10,802         8,302    250,000
   10               33,017       14,463     12,713    250,000       11,519         9,769    250,000
   11               37,293       15,894     14,644    250,000       12,139        10,889    250,000
   12               41,782       17,253     16,753    250,000       12,646        12,146    250,000
   13               46,497       18,541     18,541    250,000       13,043        13,043    250,000
   14               51,446       19,754     19,754    250,000       13,332        13,332    250,000
   15               56,644       20,888     20,888    250,000       13,499        13,499    250,000
   16               62,101       21,939     21,939    250,000       13,525        13,525    250,000
   17               67,831       22,885     22,885    250,000       13,376        13,376    250,000
   18               73,848       23,715     23,715    250,000       13,013        13,013    250,000
   19               80,165       24,418     24,418    250,000       12,385        12,385    250,000
   20               86,798       24,983     24,983    250,000       11,459        11,459    250,000

   25              125,284       25,825     25,825    250,000        1,649         1,649    250,000
   35              237,091       10,137     10,137    250,000            0             0    250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

C

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.07% NET)

           Female issue      age 45                                  Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $2,500



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                2,625         1,872         0    250,000         1,638            0    250,000
    2                5,381         3,791         0    250,000         3,299            0    250,000
    3                8,275         5,759       759    250,000         4,981            0    250,000
    4               11,314         7,773     2,773    250,000         6,681        1,681    250,000
    5               14,505         9,835     4,835    250,000         8,395        3,395    250,000
    6               17,855        11,948     7,698    250,000        10,117        5,867    250,000
    7               21,373        14,101    10,351    250,000        11,842        8,092    250,000
    8               25,066        16,290    13,290    250,000        13,557       10,557    250,000
    9               28,945        18,513    16,013    250,000        15,255       12,755    250,000
   10               33,017        20,763    19,013    250,000        16,933       15,183    250,000
   11               37,293        23,479    22,229    250,000        18,615       17,365    250,000
   12               41,782        26,271    25,771    250,000        20,275       19,775    250,000
   13               46,497        29,143    29,143    250,000        21,916       21,916    250,000
   14               51,446        32,095    32,095    250,000        23,539       23,539    250,000
   15               56,644        35,126    35,126    250,000        25,131       25,131    250,000
   16               62,101        38,237    38,237    250,000        26,670       26,670    250,000
   17               67,831        41,413    41,413    250,000        28,124       28,124    250,000
   18               73,848        44,647    44,647    250,000        29,449       29,449    250,000
   19               80,165        47,931    47,931    250,000        30,595       30,595    250,000
   20               86,798        51,262    51,262    250,000        31,520       31,520    250,000

   25              125,284        68,867    68,867    250,000        31,840       31,840    250,000
   35              237,091       106,430   106,430    250,000             0            0    250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.07% NET)

           Female issue      age 45                                  Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $2,500



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                2,625         1,996          0   250,000         1,755             0   250,000
    2                5,381         4,163          0   250,000         3,641             0   250,000
    3                8,275         6,517      1,517   250,000         5,669           669   250,000
    4               11,314         9,076      4,076   250,000         7,853         2,853   250,000
    5               14,505        11,858      6,858   250,000        10,202         5,202   250,000
    6               17,855        14,891     10,641   250,000        12,728         8,478   250,000
    7               21,373        18,188     14,438   250,000        15,444        11,694   250,000
    8               25,066        21,770     18,770   250,000        18,361        15,361   250,000
    9               28,945        25,665     23,165   250,000        21,492        18,992   250,000
   10               33,017        29,900     28,150   250,000        24,862        23,112   250,000
   11               37,293        34,961     33,711   250,000        28,537        27,287   250,000
   12               41,782        40,515     40,015   250,000        32,516        32,016   250,000
   13               46,497        46,616     46,616   250,000        36,840        36,840   250,000
   14               51,446        53,322     53,322   250,000        41,550        41,550   250,000
   15               56,644        60,697     60,697   250,000        46,683        46,683   250,000
   16               62,101        68,813     68,813   250,000        52,272        52,272   250,000
   17               67,831        77,738     77,738   250,000        58,348        58,348   250,000
   18               73,848        87,558     87,558   250,000        64,942        64,942   250,000
   19               80,165        98,370     98,370   250,000        72,086        72,086   250,000
   20               86,798       110,290    110,290   250,000        79,835        79,835   250,000

   25              125,284       192,004    192,004   250,000       131,039       131,039   250,000
   35              237,091       554,625    554,625   582,357       367,786       367,786   386,175


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.93% NET)

           Male issue        age 45                                  Nonpreferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $3,120



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                3,276        2,202          0    250,000        2,022             0    250,000
    2                6,716        4,322          0    250,000        3,951             0    250,000
    3               10,328        6,355        355    250,000        5,782             0    250,000
    4               14,120        8,300      2,300    250,000        7,512         1,512    250,000
    5               18,102       10,153      4,153    250,000        9,135         3,135    250,000
    6               22,283       11,906      6,656    250,000       10,642         5,392    250,000
    7               26,673       13,549      9,049    250,000       12,022         7,522    250,000
    8               31,283       15,072     11,322    250,000       13,260         9,510    250,000
    9               36,123       16,468     13,468    250,000       14,341        11,341    250,000
   10               41,205       17,719     15,469    250,000       15,251        13,001    250,000
   11               46,541       19,240     17,740    250,000       16,001        14,501    250,000
   12               52,145       20,639     19,889    250,000       16,551        15,801    250,000
   13               58,028       21,915     21,915    250,000       16,893        16,893    250,000
   14               64,205       23,059     23,059    250,000       17,004        17,004    250,000
   15               70,691       24,058     24,058    250,000       16,859        16,859    250,000
   16               77,502       24,902     24,902    250,000       16,427        16,427    250,000
   17               84,653       25,548     25,548    250,000       15,676        15,676    250,000
   18               92,162       25,968     25,968    250,000       14,555        14,555    250,000
   19              100,046       26,133     26,133    250,000       13,010        13,010    250,000
   20              108,324       26,016     26,016    250,000       10,987        10,987    250,000

   25              156,354       21,449     21,449    250,000            0             0    250,000
   35              295,889            0          0    250,000            0             0    250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.07% NET)

           Male issue        age 45                                  Nonpreferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $3,120



                  Current Charges *         Guaranteed Charges **
                                -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
   1                3,276        2,357          0    250,000        2,171             0    250,000
    2                6,716        4,768          0    250,000        4,374             0    250,000
    3               10,328        7,232      1,232    250,000        6,606           606    250,000
    4               14,120        9,747      3,747    250,000        8,863         2,863    250,000
    5               18,102       12,311      6,311    250,000       11,141         5,141    250,000
    6               22,283       14,919      9,669    250,000       13,428         8,178    250,000
    7               26,673       17,560     13,060    250,000       15,714        11,214    250,000
    8               31,283       20,227     16,477    250,000       17,985        14,235    250,000
    9               36,123       22,911     19,911    250,000       20,222        17,222    250,000
   10               41,205       25,599     23,349    250,000       22,411        20,161    250,000
   11               46,541       28,714     27,214    250,000       24,573        23,073    250,000
   12               52,145       31,880     31,130    250,000       26,658        25,908    250,000
   13               58,028       35,099     35,099    250,000       28,655        28,655    250,000
   14               64,205       38,364     38,364    250,000       30,539        30,539    250,000
   15               70,691       41,669     41,669    250,000       32,281        32,281    250,000
   16               77,502       45,006     45,006    250,000       33,848        33,848    250,000
   17               84,653       48,341     48,341    250,000       35,203        35,203    250,000
   18               92,162       51,650     51,650    250,000       36,292        36,292    250,000
   19              100,046       54,913     54,913    250,000       37,054        37,054    250,000
   20              108,324       58,107     58,107    250,000       37,429        37,429    250,000

   25              156,354       73,434     73,434    250,000       30,905        30,905    250,000
   35              295,889       89,180     89,180    250,000            0             0    250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.07% NET)

           Male issue        age 45                                  Nonpreferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium   $3,120



                  Current Charges *         Guaranteed Charges **
                                 -----------------------------   -----------------------------------
                   Premiums
  End of         Accumulated    Accumu-      Cash                   Accumu-        Cash
 Contract       at 5% Interest   lation   Surrender    Death         lation     Surrender    Death
   Year            Per Year      Value      Value     Benefit        Value        Value     Benefit
    1                 3,276        2,512         0    250,000         2,321            0    250,000
    2                 6,716        5,234         0    250,000         4,817            0    250,000
    3                10,328        8,184     2,184    250,000         7,503        1,503    250,000
    4                14,120       11,383     5,383    250,000        10,395        4,395    250,000
    5                18,102       14,852     8,852    250,000        13,507        7,507    250,000
    6                22,283       18,614    13,364    250,000        16,856       11,606    250,000
    7                26,673       22,689    18,189    250,000        20,453       15,953    250,000
    8                31,283       27,101    23,351    250,000        24,314       20,564    250,000
    9                36,123       31,880    28,880    250,000        28,453       25,453    250,000
   10                41,205       37,052    34,802    250,000        32,890       30,640    250,000
   11                46,541       43,100    41,600    250,000        37,704       36,204    250,000
   12                52,145       49,713    48,963    250,000        42,881       42,131    250,000
   13                58,028       56,956    56,956    250,000        48,459       48,459    250,000
   14                64,205       64,895    64,895    250,000        54,475       54,475    250,000
   15                70,691       73,605    73,605    250,000        60,968       60,968    250,000
   16                77,502       83,173    83,173    250,000        67,984       67,984    250,000
   17                84,653       93,675    93,675    250,000        75,579       75,579    250,000
   18                92,162      105,215   105,215    250,000        83,806       83,806    250,000
   19               100,046      117,916   117,916    250,000        92,734       92,734    250,000
   20               108,324      131,927   131,927    250,000       102,454      102,454    250,000

   25               156,354      229,428   229,428    266,136       167,969      167,969    250,000
   35               295,889      658,691   658,691    691,625       479,028      479,028    502,979


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

 -----------------------------------------------------------
FINANCIAL STATEMENTS

[To be included by a subsequent Amendment to the Registration before this Amended Registration becomes effective.]

4
                                       II-
                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    By a Resolution adopted May 21, 1996, United's Board of Directors provides for indemnification of a director, officer or employee to the full extent of the law. Generally, the Nebraska Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of United if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to United, unless a court determines otherwise.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by United of expenses incurred or paid by a director, officer, or controlling person of United in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

    United of Omaha Life Insurance Company represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United of Omaha Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

    The facing sheet.

    A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

    The prospectus.

    The undertaking to file reports.

    The Rule 484 Undertaking.

    The Section 26(e) Representation.

    The signatures.

    Written consents of the following persons:

        Independent Auditors (included in Exhibit 7)
        Kenneth W. Reitz, Esquire (included in Exhibit 2)
        Robert E. Hupf, F.S.A., M.A.A.A. (included in Exhibit 6)

    The following exhibits:

                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibit
----------       ----------------------------------
1.A.     (1)     Resolution  of the Board of Directors of United of Omaha Life
                 Insurance Company establishing the Variable Account. *

         (2)     None.

         (3)(a) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services. *

            (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker /Dealer. **

            (c)  Commission Schedule for Policies. *****

        (4)      None.

        (5)(a) Form of Policy for the ULTRALIFE flexible premium variable life insurance policy. ****

          (b)(1) Forms of Riders to the Policy. ****
             (2) Optional Paid-Up Life Insurance Rider.

          (c) Systematic Transfer Enrollment Program Endorsement to the Policy *******

        (6)(a) Articles of Incorporation of United of Omaha Life Insurance Company. **

           (b)   Bylaws of United of Omaha Life Insurance Company. *

         (7)     None.

         (8)(a) Participation Agreement by and between United of Omaha Life Insurance Company and the Alger American Fund. **

            (b) Participation Agreement by and between United of Omaha Life Insurance Company and the Insurance Management Series. **

            (c) Participation Agreement by and between United of Omaha Life Insurance Company and the Fidelity VIP Fund and Fidelity VIP Fund II. **

            (d) Participation Agreement by and between United of Omaha Life Insurance Company and MFS Variable Insurance Trust. **

            (e) Participation Agreement by and between United of Omaha Life Insurance Company and Pioneer Variable Contracts Trust. **

            (f) Participation Agreement by and between United of Omaha Life Insurance Company and the Scudder Variable Life Investment Fund. **

            (g) Participation Agreement by and between United of Omaha Life Insurance Company and T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series. **

            (h)  Participation  Agreement by and between  United of Omaha Life
                 Insurance   Company  and  Morgan  Stanley  Universal Fund,
                 et. al. ******

         (9)     None.

         (10) Form of Application for the United of Omaha Life Insurance Company ULTRALIFE Flexible Premium Variable Life Insurance Policy. *****

         (11)    Issuance, Transfer and Redemption Memorandum *****

2.               Opinion and Consent of Counsel. #

3.               Not Applicable.

4.               Not Applicable.

5.               Not Applicable.

6.               Opinion and Consent of Actuary. #

7.               Consent of Independent Auditor. #

8.               None

9.               Powers of Attorney.


* Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

**** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

***** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

****** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account C filed on April 16, 1998 (File No. 33-89848).

******* Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on April 16, 1998 (File No. 333-18881).

# To be filed by a Post-Effective Amendment filed before the effective date of this Amended Registration.

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant has caused this Post-effective #2 Amended Registration Statement to be signed on its behalf, in the City of Omaha and State of Nebraska, on February 12, 1999.

                  UNITED OF OMAHA SEPARATE ACCOUNT B
                          (Registrant)

                  UNITED OF OMAHA LIFE INSURANCE COMPANY
                          (Depositor)

                                        /s/Kenneth W. Reitz
                                        ---------------------------

                                    By:        Kenneth W. Reitz

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated:


Signatures                          Title                               Date
------------                        ------                             ------
_____*____________________          Chairman of the Board,              2/12/99
John W. Weekly                      Chief Executive Officer

_____*____________________          Director, President,                2/12/99
John A. Sturgeon                    Chief Operating Officer

_____*____________________          General Comptroller                 2/12/99
Tommie Thompson                     (Principal Financial Officer, and
                                    Principal Accounting Officer)

_____*____________________          Director                            2/12/99

Samuel L. Foggie
_____*___________________           Director                            2/12/99

John D. Minton
_____*__________________            Director                            2/12/99

Hugh V. Plunkett, III
_____*___________________           Director                            2/12/99

Richard J. Sampson
_____*___________________           Director                            2/12/99

Oscar S. Straus
________________________            Director
Michael A. Wayne



By:  /s/   Kenneth W. Reitz         Date:  February 12, 1999
------------------------------
    Kenneth W. Reitz

* Signed by Kenneth W. Reitz under Powers of Attorney effective indefinitely as of January 1, 1999, filed as exhibits incorporated by reference in this registration statement.

                                           Registration No.     333 -35587
                                                                  811-08336




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------




                       UNITED OF OMAHA SEPARATE ACCOUNT B

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY




--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------


                                       TO

                    THE POST-EFFECTIVE AMENDMENT NO. 2 TO THE
                       REGISTRATION STATEMENT ON FORM S-6

                                      UNDER

                           THE SECURITIES ACT OF 1933



                                February 12, 1998

                                  EXHIBIT INDEX


1.A.(5)(b)(2)  Optional Paid-Up Life Insurance Rider

9.             Powers of Attorney